AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1997


                                                              File Nos. 33-16270
                                                                        811-5267


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


        Pre-Effective Amendment No.                         [ ]
        Post-Effective Amendment No. 22                     [ ]



       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 22


                        (Check appropriate box or boxes.)

                              VOYAGEUR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 376-7000
              (Registrant's Telephone Number, including Area Code)

                                 THOMAS J. ABOOD
        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                    Copy to:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

       [X]    immediately upon filing pursuant to paragraph (b) of Rule 485 on
       [ ]    (specify date) pursuant to paragraph (b) of Rule 485 60 days after
       [ ]    filing pursuant to paragraph (a)(1) of Rule 485 on (specify date)
       [ ]    pursuant to paragraph (a)(1) of Rule 485 75 days after filing
       [ ]    pursuant to paragraph (a) (2) of Rule 485 on (specify date)
       [ ]    pursuant to paragraph (a) (2) of Rule 485



The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed by the Registrant on December 30, 1996.




              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

                             (VOYAGEUR FUNDS, INC.)

  Item No.
of Form N-1A                  Caption in Prospectus

     1   Cover Page
     2   Fund Expenses
     3   Financial Highlights
     4   Investment Objective and Policies; General Information
     5   Management; General Information
     6   Distributions to Shareholders and Taxes; General Information
     7   How to Purchase Shares; Management; Determination of Net Asset Value
     8   How to Sell Shares; Reinstatement Privilege
     9   Not Applicable
         Caption in Statement of Additional Information
    10   Cover Page
    11   Table of Contents
    12   Not Applicable
    13   Investment Restrictions
    14   Directors and Executive Officers
    15   Directors and Executive Officers; Additional Information
    16   Directors and Executive Officers; The Investment Adviser
          and Underwriter
    17   The Investment Adviser and Underwriter
    18   Not Applicable
    19   Special Purchase Plans; Monthly Cash Withdrawal Plan; Net Asset Value
          and Public Offering Price
    20   Taxes
    21   The Investment Adviser and Underwriter
    22   Calculation of Performance Data
    23   Financial Statements




                        U.S. GOVERNMENT SECURITIES FUND


                                                                 [LOGO] VOYAGEUR

                    VOYAGEUR U.S. GOVERNMENT SECURITIES FUND



TABLE OF CONTENTS

--------------------------------------------------------------------------------
2                      PURCHASE INFORMATION
--------------------------------------------------------------------------------
3                      FUND EXPENSES
--------------------------------------------------------------------------------
4                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
5                      INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
8                      HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
13                     RETIREMENT PLANS
--------------------------------------------------------------------------------
13                     HOW TO SELL SHARES
--------------------------------------------------------------------------------
16                     REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
16                     EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
17                     MANAGEMENT
--------------------------------------------------------------------------------
19                     DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
19                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
20                     INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
21                     GENERAL INFORMATION
--------------------------------------------------------------------------------


PROSPECTUS



Dated February 28, 1997


Voyageur U.S. Government Securities Fund (the "Fund"), a series of Voyageur Funds, Inc. (the "Company"), is an open-end diversified management investment company, commonly known as a mutual fund. The Fund currently offers its shares in four classes (Class A, Class B, Class C and Institutional Class), each sold pursuant to different sales arrangements and expenses.

         The Fund's investment objective is to provide its shareholders with a high level of current income consistent with prudent investment risk. The Fund will seek to achieve its investment objective by investing in U.S. Treasury bills, notes, bonds and other obligations issued or unconditionally guaranteed by the U.S. Government, or otherwise backed by the full faith and credit of the U.S. Government, and repurchase agreements fully secured by such obligations. The Fund invests a significant portion of its assets in mortgage participation certificates guaranteed by the Government National Mortgage Association.


         ON JANUARY 15, 1997, DOUGHERTY FINANCIAL GROUP, INC. ("DFG"), THE INDIRECT PARENT OF THE FUND'S INVESTMENT ADVISER, VOYAGEUR FUND MANAGERS, INC. ("VOYAGEUR"), EXECUTED AN AGREEMENT AND PLAN OF MERGER ("AGREEMENT") WITH LINCOLN NATIONAL CORPORATION ("LNC") PURSUANT TO WHICH DFG WILL BECOME A WHOLLY OWNED SUBSIDIARY OF LNC.

         LNC, HEADQUARTERED IN FORT WAYNE, INDIANA, OWNS AND OPERATES INSURANCE AND INVESTMENT MANAGEMENT BUSINESSES, INCLUDING DELAWARE MANAGEMENT HOLDINGS, INC. ("DMH"). AFFILIATES OF DMH SERVE AS ADVISER AND DISTRIBUTOR FOR THE DELAWARE GROUP OF INVESTMENT COMPANIES, WHICH CURRENTLY INCLUDES 16 OPEN-END FUNDS AND TWO CLOSED-END FUNDS (COMPRISING 48 SEPARATE INVESTMENT PORTFOLIOS). DMH, THROUGH ITS SUBSIDIARIES, IS RESPONSIBLE FOR THE MANAGEMENT OF APPROXIMATELY $32 BILLION.

         CONSUMMATION OF THE MERGER WILL CAUSE A CHANGE IN CONTROL OF VOYAGEUR WHEREBY VOYAGEUR WILL BE CONTROLLED BY LNC. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THIS WILL RESULT IN AN "ASSIGNMENT" AND AUTOMATIC TERMINATION OF THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH VOYAGEUR. THEREFORE, THE FUND'S BOARD OF DIRECTORS HAS APPROVED A NEW INVESTMENT ADVISORY AGREEMENT AND HAS CALLED A SPECIAL SHAREHOLDER MEETING SCHEDULED FOR APRIL 11 TO VOTE ON THE NEW AGREEMENT AND OTHER MATTERS RELATED TO THE MERGER.

         INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND REQUIRES CONSIDERATION OF SUCH RISKS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."


         AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF,
OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.


         This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. A Statement of Additional Information (dated February 28, 1997) has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Fund by telephone and at the mailing address below, and is incorporated in its entirety by reference into this Prospectus in accordance with the Commission's rules.


-------------------------------------------------------------------------------
                    Voyageur U.S. Government Securities Fund
-------------------------------------------------------------------------------

                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                          612.376.7000 OR 800.553.2143

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PURCHASE INFORMATION

The Fund offers investors the choice among four classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

CLASS A SHARES

An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

CLASS B SHARES

Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 4% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES

Class C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares."

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available to a limited group of investors with no sales charge at the time of purchase and no contingent deferred sales charge upon redemption. Institutional Class shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Institutional Class shares. See "How to Purchase
Shares--Institutional Class Shares."

         Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.





FUND EXPENSES

                     SHAREHOLDER TRANSACTION
                             EXPENSES
                   ---------------------------
                                    MAXIMUM                                                            EXAMPLE OF EXPENSES I:
                                    DEFERRED            ANNUAL FUND OPERATING EXPENSES         AN INVESTOR WOULD PAY THE FOLLOWING
                                  SALES CHARGE     (AS A PERCENTAGE OF AVERAGE NET ASSETS)         DOLLAR AMOUNT OF EXPENSES ON
                  MAXIMUM SALES    AS A % OF     -------------------------------------------       A $1,000 INVESTMENT ASSUMING
                      CHARGE        ORIGINAL                                                          A 5% ANNUAL RETURN AND
                     IMPOSED     PURCHASE PRICE                                                REDEMPTION AT THE END OF EACH PERIOD.
                   ON PURCHASES   OR REDEMPTION                                   TOTAL FUND   -----------------------------------
                    AS A % OF     PROCEEDS, AS   MANAGEMENT    RULE      OTHER    OPERATING
                  OFFERING PRICE   APPLICABLE       FEE     12b-1 FEES  EXPENSES   EXPENSES    1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ---------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES FUND

 Class A               4.75%          1.00%(2)     0.50%      0.25%      0.23%      0.98%       $57       $77      $99     $162
 Class B                N/A(1)        4.00         0.50       1.00       0.23       1.73         58        84      114      184
 Class C                N/A(1)        1.00         0.50       1.00       0.23       1.73         28        54       94      204
 Institutional Class    N/A           N/A          0.50       0.25       0.24       0.99         10        32       55      121
 ---------------------------------------------------------------------------------------------------------------------------------



                                                                                             EXAMPLE OF EXPENSES II:
                                                                                       AN INVESTOR WOULD PAY THE FOLLOWING
                                                                                          DOLLAR AMOUNT OF EXPENSES ON
                                                                                        THE SAME INVESTMENT (AS ABOVE) IN
                                                                                           CLASS B AND CLASS C SHARES,
                                                                                                    ASSUMING
                                                                                     NO REDEMPTION AT THE END OF EACH PERIOD.
                                                                                     ----------------------------------------

                                                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
 --------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES FUND

 Class B                                                                                $18      $54       $94       $184
 Class C                                                                                 18       54        94        204
 --------------------------------------------------------------------------------------------------------------------------------



1 Class B and Class C shares are sold without a front end sales charge, but their Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.

2 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares."


THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fund Expenses table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information set forth in the table reflects actual expenses incurred during the four month period ended October 31, 1996 for all classes of shares. Future expenses may be greater or less than those shown. Voyageur and Voyageur Fund Distributors, Inc. (the "Underwriter") are contractually obligated to pay certain operating expenses of the Fund (including the investment advisory, administrative and Rule 12b-1 fees) which exceed on an annual basis 1.25% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 2.00% of the Fund's average daily net assets attributable to Class B and Class C shares, up to the combined amount of the investment advisory and administrative services fees received from the Fund.



FINANCIAL HIGHLIGHTS

The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report of the Fund can be obtained without charge by contacting the Fund at 800-545-3863. In addition to financial statements, the annual report contains further information about performance of the Fund.

--------------------------------------------------------------------------------------------------------------------------------
                               INCOME (LOSS)
                                  FROM
                                INVESTMENT           LESS
                                OPERATIONS       DISTRIBUTION                               RATIOS/SUPPLEMENTAL DATA
                            ------------------ -----------------                ------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       EXPENSES
                                                                                                                      TO AVERAGE
                                                                                                                        DAILY
                                                                                                                      NET ASSETS
                                                                                                    RATIO              ASSUMING
                                                                                                   OF NET                 NO
                                                                                                   INVEST-             VOLUNTARY
                     NET                NET    DIVIDENDS                                 RATIO OF   MENT                WAIVERS,
                    ASSET            REALIZED    FROM   DISTRIB-  NET             NET    EXPENSES  INCOME             REIMBURSE-
                    VALUE     NET       AND      NET     UTIONS  ASSETS  TOTAL   ASSETS     TO       TO      PORT-      MENTS
                  BEGINNING INVEST- UNREALIZED  INVEST-   FROM   VALUE  INVEST-  END OF  AVERAGE   AVERAGE   FOLIO       AND
                     OF      MENT    GAINS ON    MENT   CAPITAL  END OF  MENT    PERIOD    NET       NET    TURNOVER   EXPENSE
VOYAGEUR FUND      PERIOD   INCOME  SECURITIES  INCOME   GAINS   PERIOD RETURN(3)(000s)  ASSETS    ASSETS     RATE    REDUCTIONS
 -------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES FUND

 CLASS A
 10/31/96(5)         $10.16   $0.21   $0.21     ($0.21)   --    $10.37   4.18%   $65,516   0.98%(4)  6.03%(4) 66.29%   0.98%(4)
 6/30/96              10.37    0.63   (0.23)     (0.61)   --     10.16   3.88     68,442   0.97      6.07     145.35    0.97
 6/30/95               9.76    0.62    0.63      (0.62) (0.02)   10.37  13.45     75,886   0.95      6.38     144.39    0.95
 6/30/94              10.99    0.55   (0.94)     (0.55) (0.29)    9.76  (3.95)    84,660   0.96      5.10     124.38    0.96
 6/30/93              10.46    0.61    0.83      (0.61) (0.30)   10.99  14.25    112,604   1.10      5.61     175.02    1.14
 6/30/92               9.99    0.67    0.76      (0.67) (0.29)   10.46  14.68     53,332   1.00      6.60     198.54    1.25
 6/30/91               9.77    0.78    0.32      (0.78) (0.10)    9.99  11.67     22,176   0.95      7.95     186.15    1.25
 6/30/90              10.05    0.82   (0.07)     (0.82) (0.21)    9.77   7.89      8,326   1.25      8.35     130.97    1.25
 6/30/89               9.98    0.88    0.07      (0.88)   --     10.05  10.05     20,137   0.82      8.97     186.97    1.25
 11/2/87(2)-6/30/88   10.00    0.58   (0.02)     (0.58)   --      9.98   5.76     10,048   0.25(4)   8.64(4)  119.01    1.25(4)

 CLASS B
 10/31/96(5)          10.17    0.18    0.21      (0.18)   --     10.38   3.91      2,139   1.73(4)   5.24(4)   66.29    1.73(4)
 6/30/96              10.38    0.57   (0.23)     (0.55)   --     10.17   3.32      1,780   1.46      5.55     145.35    1.63
 6/30/95               9.75    0.56    0.65      (0.56) (0.02)   10.38  12.90        139   1.54      5.56     144.39    1.69
 6/7/94(2)-6/30/94    10.05    0.01   (0.28)     (0.01) (0.02)    9.75  (2.68)        24   0.30(1)   0.11(1)  124.38    0.30(1)

 CLASS C
 10/31/96(5)          10.15    0.18    0.21      (0.18)   --     10.36   3.92        234   1.73(4)   5.26(4)   66.29    1.73(4)
 6/30/96              10.36    0.55   (0.23)     (0.53)   --     10.15   3.11        224   1.70      5.33     145.35    1.70
 1/10/95(2)-6/30/95    9.48    0.27    0.88      (0.27)   --     10.36  12.73        221   1.62(4)   5.10(4)  144.39    1.65(4)

 INSTITUTIONAL CLASS
 10/31/96(5)          10.16    0.21    0.21      (0.21)   --     10.37   4.17     50,066   0.99(4)    6.00(4)  66.29   0.99(4)
 6/30/96              10.37    0.63   (0.23)     (0.61)   --     10.16   3.88     41,688   0.97       6.07    145.35   0.97
 6/30/95               9.75    0.62    0.64      (0.62) (0.02)   10.37  13.57     54,445   0.94       6.39    144.39   0.94
 6/7/94(2)-6/30/94    10.05    0.01   (0.28)     (0.01) (0.02)    9.75  (2.64)    49,898   0.25(1)    0.16(1) 124.38   0.25(1)
 -------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

1 Ratios presented for the period from June 7, 1994 to June 30, 1994 are not annualized as they are not indicative of anticipated annual results.

2    Commencement of investment operations.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

4    Annualized.


5 Effective October 31, 1996 the Fund changed its fiscal year end from June 30 to October 31.



INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide its shareholders with a high level of current income consistent with prudent investment risk. The Fund will seek to achieve its investment objective by investing in U.S. Treasury bills, notes, bonds and other obligations issued or unconditionally guaranteed by the U.S. Government, or otherwise backed by the full faith and credit of the U.S. Government ("U.S. Government Securities"), and repurchase agreements fully secured by such obligations. The Fund invests a significant portion of its assets in mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA Certificates"). The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can, of course, be no assurance that the Fund will achieve its objective. The Board of Directors may change any of the investment policies below that are not designated fundamental.

         Securities guaranteed by the full faith and credit of the U.S. Government include a variety of securities, which differ in their interest rates, maturities and dates of issuance. For example, Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA Certificates are also backed by the full faith and credit of the U.S. Treasury. Certain other obligations issued by federal agencies or instrumentalities may also be supported by the full faith and credit of the U.S. Treasury, depending on the circumstances of the issue.

         The Fund may purchase U.S. Government Securities on a when-issued or delayed delivery basis. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction, except that in no case will the period from the trade date to the settlement date exceed 120 days. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation and may decrease in value prior to their maturity, and no interest accrues to the purchaser during the period prior to settlement. See "Investment Policies and Restrictions" in the Statement of Additional Information.

         Although the securities in the Fund's portfolio are guaranteed as to principal and interest by the U.S. Government or otherwise backed by the full faith and credit of the U.S. Government, the market value of these securities upon which the Fund's daily net asset value is based will fluctuate and will tend to vary inversely with changes in prevailing interest rates. As a result, the price per share a shareholder receives on redemption may be more or less than the price originally paid for the shares. The dividends per share paid by the Fund may also vary. In general, shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields.

GNMA CERTIFICATES

GNMA Certificates are mortgage backed securities representing part ownership of a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund purchases "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight pass-through" certificates for which such guarantee is not available. The Fund may also purchase "variable rate" GNMA Certificates and may purchase other types which may be issued with GNMA's guarantee.

         GNMA Certificates are created by an "issuer," which is a Federal Housing Administration ("FHA") approved lender, such as a mortgage banker, commercial banker or a savings and loan association, and which meets criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

         The yield and payment characteristics of GNMA Certificates differ from traditional debt securities. When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or foreclosed, such principal payments are passed through to the Certificate holders (such as the Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate.

         Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The portion of the monthly payment which represents a return of principal may be reinvested by the Fund in then-available GNMA obligations which may bear interest at a rate higher or lower than the obligation from which the payment was received. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields and in a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates this potential for pre-payment may reduce the general upward price increase of GNMAs which might otherwise occur. As with other debt instruments, the price of GNMAs is likely to decrease in times of rising interest rates. Price changes of the GNMAs held by the Fund have a direct impact on the net asset value per share of the Fund.

         The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

ZERO COUPON SECURITIES

The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons. Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Rather, such securities usually trade at a deep discount from their face value, and pay their entire face value at maturity. The difference between the face value of the security (at maturity) and the amount at which the security was purchased (I.E., the "discount") represents interest income to the holder. Current federal tax law requires that a holder of a zero coupon security accrue a portion of such discount as interest income each year the security is held even though the holder receives no interest payment in cash on the security during the year. As a registered investment company, the Fund will be required to distribute this income to shareholders. See "Distributions to Shareholders and Taxes." These distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Zero coupon securities generally are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

SHORT-TERM TRADING

The Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objective. The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the income or, secondarily, appreciation potential of its portfolio. The successful use of short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly and take advantage of its evaluations by completing transactions on a favorable basis. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months.

         The Fund's short-term trading may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and of transaction costs on the sale of securities as well as on reinvestment of the proceeds in other securities. In addition, frequent changes in the Fund's portfolio securities may result in greater tax liability to the Fund's shareholders by reason of more short-term capital gains. See "Distributions to Shareholders and Taxes" in this Prospectus and "The Investment Adviser and Underwriter--Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

The Fund will also seek to achieve its investment objective through investing in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of an obligation, but the seller agrees, at the time of sale, to repurchase such obligation at a mutually agreed upon time and price. Investments in repurchase agreements present the risk that the seller may fail to repurchase the obligation according to the terms of the agreement. Should the seller of a repurchase agreement fail to repurchase the underlying obligation or should the seller become insolvent or involved in a bankruptcy proceeding, the Fund might incur disposition costs and a loss if the proceeds of the sale of such obligation to a third party are less than the repurchase price. In order to minimize these risks, Voyageur will review the creditworthiness of prospective parties to repurchase agreements under established guidelines and repurchase agreements will be fully collateralized by U.S. Government Securities of the same type as those in which the Fund may invest directly. Such collateral will be maintained on a daily basis at the repurchase price or better.


HOW TO PURCHASE SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers investors the choice among four classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of this Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Fund's Underwriter from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time) to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

GENERAL PURCHASE INFORMATION

The minimum initial investment is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any (determined daily). If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.

         Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN
Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL
To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form and mail it, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

PURCHASES BY TELEPHONE
To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the Fund as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
             FOR CREDIT OF: VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the telephone order and Federal Funds are received before the primary close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the primary close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE

The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

The current sales charges are:

----------------------------------------------------------------------------------------
                                                                           DEALER
                                     SALES CHARGE      SALES CHARGE       DISCOUNT
                                        AS % OF           AS % OF          AS % OF
AMOUNT OF PURCHASE                  NET ASSET VALUE   OFFERING PRICE   OFFERING PRICE(1)
----------------------------------------------------------------------------------------
Less than $50,000                         4.99%            4.75%             4.00%
$50,000 but less than $100,000            4.71             4.50              4.00
$100,000 but less than $250,000           3.90             3.75              3.25
$250,000 but less than $500,000           2.83             2.75              2.50
$500,000 but less than $1,000,000         2.30             2.25              2.00
$1,000,000 or more                        NAV(3)           NAV(3)            1.00(2)
----------------------------------------------------------------------------------------

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.

3 Purchases of $1,000,000 or more, may be subject to a contingent deferred sales charge at the time of redemption. See "-- Contingent Deferred Sales Charge" below.

         In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12b-1 FEES
Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets of the Fund attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

CONTINGENT DEFERRED SALES CHARGE
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES
Class A shares will be issued at net asset value, without a front-end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front-end sales charge and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

The public offering price of Class B shares of the Fund is the net asset value of such shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made, according to the following table:

                                   CDSC AS A % OF
CDSC PERIOD                       AMOUNT REDEEMED (1)
-----------------------------------------------------
1st year after purchase                    4%
2nd year after purchase                    4
3rd year after purchase                    3
4th year after purchase                    3
5th year after purchase                    2
6th year after purchase                    1
Thereafter                                 0

-----------------------------------------------------

1 The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 3% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12b-1 FEES
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fund Expenses" and "Management--Plan of Distribution."

CONVERSION FEATURE
On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege." Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE

The public offering price of Class C shares of the Fund is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12b-1 FEES
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fund Expenses" and "Management--Plan of Distribution."

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual servicing fee of .75% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available to a limited group of investors with no sales charge at the time of purchase and no contingent deferred sales charge upon redemption. Institutional Class shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Institutional Class shares.

         The investors who may purchase Institutional Class shares include: (a) officers and directors of the Fund; (b) officers, directors and full-time employees of Dougherty Financial Group, Inc., ("DFG"), and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and (c), and lineal ancestors and descendants of their spouses; (e) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Fund's counsel; (i) managed account clients of Voyageur, clients of investment advisers affiliated with Voyageur and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales); (j) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Voyageur; (k) tax-qualified employee benefit plans for employees of DFG and its subsidiaries and (l) employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") (which does not include Individual Retirement Accounts) and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities).


RETIREMENT PLANS

Shares of the Fund may be an appropriate investment medium for retirement plans, including: (a) Keogh (HR-10) plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) Individual Retirement Accounts (IRAs) (for employees and their spouses); and (d) tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations). Certain retirement plans may qualify to purchase Institutional Class shares at net asset value with no sales charge at the time of purchase.

         Persons desiring information about such plans, including their availability, should contact the Fund. All retirement plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO SELL SHARES

The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGE

The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.

         The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (b) redemptions of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size; and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

         The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B or Class C shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of an FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS

The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION
Shareholders redeeming at least $1,000 and no more than $50,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. Voyageur and the Distributor will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER-DEALERS
Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such a broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER

"Good order" means that stock certificates, if issued, must accompany the request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B, Class C or Institutional Class shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. Voyageur may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by Voyageur to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN

An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. For additional information see "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.


REINSTATEMENT PRIVILEGE

An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur Fund eligible for sale in the shareholder's state of residence (provided that the proceeds of a redemption of Institutional Class shares may be reinvested in Class A shares of any Voyageur Fund). Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.


EXCHANGE PRIVILEGE


Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A and Institutional Class shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of any money market fund available through Voyageur.


    The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Voyageur reserves the right to prohibit excessive exchanges (more than four per quarter). Voyageur also reserves the right, upon 60 days prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the fund in which the investor owns shares, through the Adviser or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the fund to be acquired and should read such prospectus carefully. Contact the Fund, the Adviser or any of such other broker-dealers for further information about the exchange privilege.


MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The Board of Directors of the Company is responsible for managing the business and affairs of the Company. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Company are set forth in the Statement of Additional Information.

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT


Voyageur has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49.8% by Michael E. Dougherty and 49.8 equally by James A. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads"). Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. As of January 31, 1997, Voyageur served as the manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and together with its affiliates managed approximately $11 billion in assets. Voyageur's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


         The Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .50% of its average daily net assets.

         Jane M. Wyatt has had day-to-day portfolio management responsibility for the Fund since 1990. Ms. Wyatt is an Executive Vice President of the Company and has been Chief Investment Officer of Voyageur and a Director of Voyageur and the Distributor since 1993. Previously, she had been an Executive Vice President of Voyageur since 1992 and a Vice President of Voyageur from 1989 to 1992. Ms. Wyatt has approximately twenty years of risk management experience.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. (the "Underwriter"). Pursuant to the Plan, the Fund pays the Underwriter a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and Institutional Class shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares for servicing of shareholder accounts and distribution-related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed such expenses.

         All of the Rule 12b-1 fee attributable to Class A shares and Institutional Class shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of the Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use the Rule 12b-1 fee or a portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B and Class C shares. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B and Class C shares. The distribution fee attributable to Class B and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

Norwest Bank Minnesota, N.A. serves as the custodian of the Fund's portfolio securities and cash.

         Voyageur acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. Voyageur receives a monthly fee from the Fund equal to the sum of (a) $1.33 per shareholder account per month,
(b) a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (c) a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter-- Expenses of the Fund" in the Statement of Additional Information.

         Certain institutions may act as sub-administrators for the Fund pursuant to contracts with Voyageur, whereby the institutions will provide shareholder services to their customers. Voyageur will pay the sub-administrators' fees out of its own assets. The fee paid by Voyageur to any sub-administrator will be a matter of negotiation between the institution and Voyageur based on the extent and quality of the services provided.

EXPENSES OF THE FUND

Voyageur is contractually obligated to pay certain operating expenses of the Fund (including the investment advisory, administrative services and Rule 12b-1 fees but excluding interest expense, taxes, brokerage fees and commissions) which exceed on an annual basis 1.25% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 2.00% of the Fund's average daily net assets attributable to Class B and Class C shares up to the combined amount of the investment advisory and administrative services fees received from the Fund. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other Fund expenses.

         The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS

The Fund's portfolio transactions will generally be with the issuer or with dealers acting on a principal basis. However, portfolio transactions for the Fund which are executed on an agency basis may be effected through the Underwriter or another broker-dealer affiliated directly or indirectly with Voyageur, provided the commissions, fees or other remuneration received by such affiliated broker-dealer are reasonable and fair compared to the commissions, fees or other remuneration paid to other broker-dealers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless it would be to the Fund's advantage. Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund's shares is determined once daily, Monday through Friday, as of 3:00 p.m., Minneapolis time (the primary closing time of the Exchange), on each business day on which the Exchange is open for trading.

         Net asset value per share of each class of Fund shares is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, U.S. Government Securities are stated at an institutionally determined valuation based generally upon the average of last reported bid and asked prices. Short-term debt securities having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by Voyageur in accordance with procedures adopted by the Board of Directors.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

The Fund declares a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income and realized short-term capital gains, if any, are paid monthly. The distribution of short-term capital gains on a monthly basis could potentially affect the future timing of investment purchases and sales. Net realized long-term capital gains, if any, are distributed annually. Distributions paid by the Fund, if any, with respect to Class A, Class B, Class C and Institutional Class shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares and Institutional Class shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

         Shareholders receive distributions from net investment income and capital gains in additional shares of the class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. If cash payment is requested, a check will be mailed within three business days after the payment date. The Fund sends its shareholders no less than quarterly statements with details of any reinvested dividends.

    The Fund qualified during its last taxable year and intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). So long as it does so, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Distributions by the Fund are generally taxable to shareholders, whether received in cash or in additional shares of the Fund. Distributions from the Fund's net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions from the Fund designated as long-term capital gain distributions will be reportable by the shareholder as long-term capital gains irrespective of how long the shareholder has held the shares. Shareholders not subject to federal income taxation will not be taxed on distributions by the Fund. Shareholders will be notified annually as to the amount, nature and federal income tax status of dividends and distributions.

         The foregoing discussion of federal income tax consequences is based upon tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. For additional information, see "Taxes" in the Statement of Additional Information. Prospective investors are advised to consult with their tax advisers concerning the application of state and local tax laws to investments in and distributions by the Fund.


INVESTMENT PERFORMANCE

Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return," "cumulative total return" and "current distribution rate" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B, Class C and Institutional Class shares. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charges is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.

         For Fund performance information and daily net asset value quotations, investors may call 612-376-7014 or 800-545-3863. For additional information regarding the calculation of the Fund's yield, average annual total return, cumulative total return and current distribution rate, see "Calculation of Performance Data" in the Statement of Additional Information.


GENERAL INFORMATION

The Fund sends to its shareholders six-month unaudited and annual audited financial statements.

         The shares of the Fund constitute a separate series of Voyageur Funds, Inc., a Minnesota corporation which issues shares of common stock with a $.01 par value per share. The Fund is represented by the Series A common shares of the Company, incorporated on April 15, 1987. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.


         The Fund currently offers its shares in three classes, each with different sales arrangements and bearing different expenses. Class A, Class B, Class C and Institutional Class shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law.


         Fund shares are freely transferable, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, the shares of all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR VOYAGEUR FUND DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.





                 (This page has been left blank intentionally.)





                                     PART B

                    VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

               A SEPARATELY MANAGED SERIES OF VOYAGEUR FUNDS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 1997

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated February 28, 1997. A copy of the Prospectus may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.
Telephone: 612-376-7000 or 800-525-6584.



                                TABLE OF CONTENTS

                                                                      Page

Investment Policies and Restrictions                                  B-2
Directors and Executive Officers                                      B-4
The Investment Adviser and Underwriter                                B-7
Net Asset Value and Public Offering Price                             B-15
Taxes                                                                 B-16
Bank Sales                                                            B-17
Special Purchase Plans                                                B-18
Calculation of Performance Data                                       B-21
Monthly Cash Withdrawal Plan                                          B-24
Additional Information                                                B-25
Financial Statements                                                  B-27


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated February 28, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.



                      INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES

         When Issued and Delayed Delivery Securities. At the time the Fund commits to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its commitments for such when-issued or delayed delivery securities. The Fund generally will enter into agreements to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. Although the Fund dos not presently intend to do so, these risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested.

         Repurchase Agreements. The Fund will also follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As an additional safety measure, the Fund will enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U. S. commercial banks, as measured by domestic deposits.

         Portfolio Turnover. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. As described in the Prospectus, the Fund's portfolio turnover rate may exceed 100%, which may result in higher transaction costs for the Fund.

INVESTMENT RESTRICTIONS

         Voyageur U.S. Government Securities Fund (the "Fund"), a separately managed series of Voyageur Funds, Inc. (the "Company"), has adopted certain investment restrictions set forth below which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. The Fund will not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 5% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above.

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         6. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         7. Purchase or sell commodities or commodity contracts.

         8. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies and through repurchase agreements.

         9. Invest in securities of any issuer if, to the knowledge of the Fund, officers and directors of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

         10. Purchase securities restricted as to resale.

         11. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued by banks and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         12. Invest in (a) securities which in the opinion of the Fund's investment adviser at the time of such investment are not readily marketable, and (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (10) above).

         13. Invest in securities of other investment companies, except as part of a merger, consolidation or acquisition of assets.

         14. Purchase options or puts, calls, straddles, spreads or combinations thereof; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

         15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and officers of the Company, their position with the Fund and their principal occupations during the past five years are set forth below. Unless indicated otherwise, all positions have been held more than five years. In addition to the occupations set forth below, the directors and officers also serve as directors and trustees or officers of various closed-end and open-end investment companies managed by Voyageur.

                                                       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                POSITION         PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                --------         --------------------------------------
Clarence G. Frame, 78                 Director         Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                          currently serves on the board of directors of Tosco
W-875                                                  Corporation (an oil refining and marketing company),
332 Minnesota Street                                   Milwaukee Land Company, and Independence One
St. Paul, Minnesota  55101                             Mutual Funds.

Richard F. McNamara, 63               Director         Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                            Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                           seventeen companies in industrial plastics, sheet
                                                       metal, automotive aftermarket, construction supply,
                                                       electronics and financial services, since 1966.
                                                       Mr. McNamara currently serves on the board of directors
                                                       of Rimage (electronics manufacturing) and Interbank.


Thomas F. Madison, 60                 Director         President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                 January 1993; previously, Vice Chairman--Office of
Suite 2100                                             the CEO, The Minnesota Mutual Life Insurance
Minneapolis, Minnesota 55402                           Company from February to September 1994; President
                                                       of U.S. WEST Communications--Markets from 1988 to 1993.
                                                       Mr. Madison currently serves on the board of directors
                                                       of Valmont Industries, Inc. (metal manufacturing),
                                                       Eltrax Systems, Inc. (data communications integration),
                                                       Minnegasco, Span Link Communications (software),
                                                       ACITelecentrics (outbound telemarketing and
                                                       telecommunications) and various civic and
                                                       educational organizations.

James W. Nelson, 55                   Director         Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                  Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440


Robert J. Odegard, 75                 Director         Special Assistant to the President of the University of
University of Minnesota                                Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454


John G. Taft, 42                      President        President of the Adviser; Director (since 1993) of
90 South Seventh Street                                the Adviser and the Underwriter; Executive
Suite 4400                                             Vice President (since 1995) of the Underwriter;
Minneapolis, Minnesota 55402                           President of the Underwriter from 1991 to 1995;
                                                       Management committee member of the Adviser from
                                                       1991 to 1993.

Jane M. Wyatt, 42                     Executive        Chief Investment Officer and Director of the Adviser
90 South Seventh Street               Vice             since 1993; Director and Executive Vice President of
Suite 4400                            President        the Underwriter since 1993; Executive Vice President
Minneapolis, Minnesota 55402                           and Portfolio Manager of the Adviser from 1992 to 1993.

Andrew M. McCullagh, Jr., 48          Executive        Senior Tax Exempt Portfolio Manager of the Adviser;  717
Seventeenth Street                    Vice             previously, Director of the Adviser and the
Denver, Colorado  80202               President        Underwriter from 1993 to 1995.

Elizabeth H. Howell, 35               Vice             Senior Tax Exempt Portfolio Manager of the Adviser.
90 South Seventh Street               President
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 56                     Vice             Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street               President        1993; previously, Director of the Adviser and the
Suite 4400                                             Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402


Steven P. Eldredge, 40                Vice             Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street               President        since 1995; previously, portfolio manager for ABT
Suite 4400                                             Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota 55402                           1995.

Kenneth R. Larsen, 33                 Treasurer        Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                previously, Director, Secretary and Treasurer of the
Suite 4400                                             Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402


Thomas J. Abood, 33                   Secretary        Senior Vice President and General Counsel of
90 South Seventh Street                                Dougherty Financial Group, Inc. (since 1995);
Suite 4400                                             Senior Vice President of the Adviser, the Underwriter
Minneapolis, Minnesota 55402                           and Voyageur Companies, Inc. since 1995; previously,
                                                       Vice President of the Adviser and Voyageur Companies,
                                                       Inc. from 1994 to 1995; associated with the law firm of
                                                       Skadden, Arps, Slate, Meagher & Flom, Chicago,
                                                       Illinois from 1988 to 1994.

         As of February 1, 1997, the officers and directors of the Company as a group did not own more than 1% of any class of Fund shares.

         The Fund does not compensate its officers. Each director (who is not an employee of Voyageur or any of its affiliates) receives a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser or sub-adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of 10 open-end investment companies comprising 33 series or funds and 6 closed-end investment companies. In addition, each director who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from the Fund for the most recently ended fiscal year as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1996.



                                Aggregate
                              Compensation              Total Compensation
Director                      from the Fund              from Fund Complex
--------                      -------------              -----------------

Clarence G. Frame                 $858                        $25,500
Richard F. McNamara               $858                        $25,500
Thomas F. Madison                 $858                        $25,500
James W. Nelson                   $858                        $25,500
Robert J. Odegard                 $858                        $25,500



                     THE INVESTMENT ADVISER AND UNDERWRITER


THE INVESTMENT ADVISER


         Voyageur Fund Managers, Inc., a Minnesota corporation ("Voyageur"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of Voyageur are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota, 55402.



INVESTMENT ADVISORY AGREEMENT

         The Fund does not maintain its own research department. The Company has contracted with Voyageur, on behalf of the Fund, for investment advice and management. Pursuant to the Company's Investment Advisory Agreement, Voyageur has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment policies and restrictions of the Fund and subject to the supervision of the Company's Board of Directors. Voyageur also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Company as directors, officers or employees of the Company if duly elected to such positions by the shareholders or directors of the Company.


         As compensation for Voyageur's services, the Fund pays a monthly investment advisory and management fee equivalent on an annual basis to .50 of 1% of the average daily net assets of the Fund. As of October 31, 1996, June 30, 1996, 1995, and 1994, the Fund had net assets of $117,956,209, $112,133,540,
$130,689,931 and $134,582,276, respectively. For the fiscal period ended October 31, 1996, and the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid $187,687, $609,965, $647,382 and $715,217, respectively, in investment advisory fees (before expense reimbursements or waivers, as described below).


         The Company's Investment Advisory Agreement continues from year to year only if approved annually (a) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of directors of the Company who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors of the Company called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by the Company or the parties to such agreement on 60 days' notice and terminates automatically in the event of its assignment.


THE UNDERWRITER

         Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Fund's shares. With regard to the Underwriter, Mr. Frank Tonnemaker is the President and a director and Mr. Taft and Ms. Wyatt are each Executive Vice Presidents and directors. Mr. Abood is Senior Vice President and Mr. Larsen is Treasurer of the Underwriter.


ADMINISTRATIVE SERVICES AGREEMENT

         Voyageur also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement between Voyageur and the Company. Pursuant to the Administrative Services Agreement, Voyageur provides the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each Fund shareholder (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash, (iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, administrative and accounting services as the Fund and Voyageur may from time to time agree upon. Pursuant to the Administrative Services Agreement, the Adviser also provides such regulatory reporting and compliance related services and tasks for the Fund as the Fund may reasonably request.


         As compensation for these services, the Fund pays Voyageur a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month; (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets are greater than $100 million; and (iii) 0.11% per annum of the first $20 million of the Fund's average daily net assets, 0.06% per annum of the next $20 million of the Fund's average daily net assets, 0.035% per annum of the next $60 million of the Fund's average daily net assets, 0.03% per annum of the next $400 million of the Fund's average daily net assets, and 0.02% per annum of the Fund's average daily net assets in excess of $500 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Administrative Services Agreement. The Company or Voyageur can terminate the Administrative Services Agreement on 60 days' notice to the other party. For the fiscal period ended October 31, 1996, and the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid $44,565, $166,715, $144,961 and $168,373, respectively, in dividend disbursing, administrative and accounting services fees.


EXPENSES OF THE FUND


         Voyageur is contractually obligated to reimburse each class of Fund shares up to the amount of the investment advisory and administrative services fees, to the extent that operating expenses, including the investment advisory, administrative services and Rule 12b-1 fees (but excluding interest expense, taxes, brokerage fees and commissions) exceed on an annual basis 1.25% of the Fund's average daily net assets attributable to each of Class A and Institutional Class shares and 2.00% of the Fund's average daily net assets attributable to each of Class B and Class C shares. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. For the fiscal year ended June 30, 1994 and the fiscal period ended October 31, 1996, Voyageur did not waive or absorb any expenses for any class of shares. For the fiscal year ended June 30, 1995, Voyageur waived, absorbed or reduced $1,582 of expenses for Class A shares, $65 for Class B shares, $6 for Class C shares and $1,066 for Institutional Class shares, including voluntary waivers of $0 for Class A shares, $65 for Class B shares, $6 for Class C shares and $0 for Institutional Class shares. For the fiscal year ended June 30, 1996, Voyageur waived, absorbed or reduced $6,317 of expenses for Class A shares, $1,683 for Class B shares, $23 for Class C shares and $4,132 for Institutional Class shares, including voluntary waivers of $1,606 for Class B shares.


         All costs and expenses (other than those specifically referred to as being borne by Voyageur or the Underwriter) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Voyageur or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter or Voyageur under their agreements with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, audit and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

RULE 12b-1 PLAN OF DISTRIBUTION; DISTRIBUTION AGREEMENT

         The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the Fund may rely upon Rule 12b-1(1) only if selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         The Company has entered into a Distribution Agreement (on behalf of the Fund) with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, ongoing servicing and/or maintenance of Fund shareholder accounts (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing ongoing servicing and/or maintenance of Fund shareholder accounts including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or transfer agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to the Fund's Class A and Institutional Class shares and 1.00% of the average daily net assets attributable to the Fund's Class B and Class C shares. As determined from time to time by the Board of Directors, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board of Directors has determined that all of the fee payable with respect to Class A shares and Institutional Class shares shall be designated a shareholder servicing fee. For fees payable with respect to Class B and Class C shares, that portion of the fee equal to .25% of average daily net assets attributable to the Fund's Class B shares or Class C shares, as the case may be, is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares or Class C shares, as the case may be, is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Fund.

    The Company's Distribution Agreement is renewable from year to year if the directors approve the Agreement and the Plan. The Company or the Underwriter can terminate the Distribution Agreement on 60 days' notice to the other party, and such Agreement terminates automatically upon its assignment. In the Distribution Agreement, the Underwriter agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

         Pursuant to the Distribution Agreement, the Underwriter has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Underwriter has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. For its services, in addition to being paid the shareholder servicing fee and the distribution fee, pursuant to the Rule 12b-1 Plan discussed above, the Underwriter receives the sales charge on sales of Fund shares set forth in the Prospectus.


         For the fiscal year ended June 30, 1994, the Fund paid Rule 12b-1 fees of $349,605 for Class A shares, $16 for Class B shares and $7,992 for Institutional Class shares. There were no Class C shares outstanding during fiscal 1994. For the fiscal year ended June 30, 1995, the Fund paid Rule 12b-1 fees of $192,688 for Class A shares, $455 for Class B shares, $228 for Class C shares and $130,835 for Institutional Class shares. Voyageur voluntarily waived $65 of such fees for Class B shares that were otherwise payable within the 1.25% expense limitation. For the fiscal year ended June 30, 1996, the Fund paid Rule 12b-1 fees of $182,881 for Class A shares, $9,201 for Class B shares, $2,690 for Class C shares and $119,138 for Institutional Class shares. Voyageur voluntarily waived $1,606 of such fees for Class B shares that were otherwise payable within the 1.25% expense limitation. For the fiscal period ended October 31, 1996, the Fund paid Rule 12b-1 fees of $56,426 for Class A shares, $6,592 for Class B shares, $759 for Class C shares and $35,580 for Institutional Class shares.

         Distribution fees for the fiscal period ended October 31, 1996, were used by the Underwriter as follows:

         Advertising and promotions                       $14,083
         Printing and mailing of prospectuses
           to other than current shareholders               3,553
         Compensation to underwriters
           (trail fees to investment executives)           10,780
         Compensation to dealers                           67,570
         Compensation to sales personnel                    3,371
                                                        ---------
              Total                                       $99,357

         The aggregate dollar amount of underwriting commissions paid by Class A shareholders of the Fund for the fiscal period ended October 31, 1996, and the fiscal years ended June 30, 1996, 1995 and 1994 were $10,639, $137,755, $75,170 and $1,088,194, respectively. The amount of such commissions retained by the Underwriter was $1,628, $17,499, $10,778 and $153,930, respectively. Contingent deferred sales charges paid by Class B shareholders were $1,460, $1,047 and $896 during the fiscal period ended October 31, 1996 and the fiscal year ended June 30, 1996 and June 30, 1995, respectively. Contingent deferred sales charges paid by Class C shareholders were $4 and $2 during the fiscal period ended October 31, 1996 and June 30, 1996, respectively.


PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         As the Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting portfolio transactions on behalf of the Fund, Voyageur seeks the most favorable net price consistent with the best execution. However, Voyageur frequently selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Voyageur to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

         Decisions with respect to placement of the Fund's portfolio transactions are made by Voyageur. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Voyageur. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Voyageur to supplement its own investment research activities and enables Voyageur to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Voyageur, Voyageur receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

         Voyageur has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided Voyageur. However, Voyageur does maintain informal lists of broker-dealers, which are used from time to time as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide Voyageur with research services which Voyageur anticipates will be useful to it. Because the lists are merely a general guide, which are to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the lists are permissible and may be expected to occur. Voyageur will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the accounts as to which they exercise investment discretion.

         The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In the event any transactions are executed on an agency basis, Voyageur will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the Funds as to which they exercise investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

         In determining the commissions to be paid to a broker-dealer affiliated with Voyageur, it is the policy of the Fund that such commissions will, in the judgment of Voyageur, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Company's directors may determine, Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


         For the fiscal period ended October 31, 1996 and the fiscal years ended June 30, 1996, 1995 and 1994, the Fund did not pay any brokerage commissions, direct any portfolio transactions to broker-dealers because of research services provided to Voyageur or execute any brokerage transactions with an affiliated broker-dealer.


         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member but not directly from such affiliated broker-dealers itself. Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors of the Company, particularly those directors who are not interested persons of the Company.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of Fund shares, which is equal to the net asset value per share plus the applicable sales charge, if any, is summarized in the Prospectus. The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.


         The portfolio securities in which the Fund invests fluctuate in value and hence the net asset value per share of the Fund also fluctuates. On October 31, 1996, the net asset value per share and the maximum public offering price per share for Class A shares, Class B shares, Class C shares and Institutional Class shares of the Fund were calculated as follows:


CLASS A SHARES


  Net Assets ($65,516,499)            =  Net Asset Value Per Share ($10.37)
  Shares outstanding (6,319,211)

  Maximum Public Offering Price/share =  $10.37+  4.75% of Public Offering Price

  Maximum Public Offering Price       =      $10.37             =   $10.89/share
                                         ----------------
                                         100% - 4.75%



CLASS B SHARES


  Net Assets  ($2,139,228)            = Net Asset Value Per Share ($10.38)
  ---------------------------
  Shares outstanding (206,126)



CLASS C SHARES


  Net Assets ($234,450)               = Net Asset Value Per Share ($10.36)
  ---------------------
  Shares outstanding (22,631)



INSTITUTIONAL CLASS SHARES


  Net Assets ($50,066,032)            = Net Asset Value Per Share ($10.37)
  ------------------------------
  Shares outstanding (4,826,688)



                                      TAXES

         Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gains) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which the Fund has paid corporate-level tax is considered to have been distributed. The Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         If shares of the Fund are sold or otherwise disposed of, the shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sales price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. If the sale or other disposition occurs more than one year after the shares were acquired, the resulting capital gain or loss will be long-term. A special provision of the Code pertaining to regulated investment companies states that, if the Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of those shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is made pursuant to a plan that provides for the periodic liquidation of an investment in the Fund.

         An exchange of shares in one Voyageur Fund for shares in another Voyageur Fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another Voyageur Fund, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. Similarly, if a shareholder redeems shares in the Fund within 90 days of purchasing them and then repurchases shares in the Fund pursuant to the reinstatement privilege (see "Reinstatement Privilege" in the Prospectus), the shareholder may not take the sales charge paid on the initial purchase of Fund shares into account in determining gain or loss on the sale of the first-acquired shares. However, in both cases the amount of the disallowed sales charge may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Shareholders will be notified annually as to the amount, nature and federal income tax status of dividends and distributions. The Fund is also required to report all distributions and redemption payments to the Internal Revenue Service. The Fund is required to withhold 31% of taxable interest, dividends and certain other payments, including redemption payments, for shareholders who fail to furnish their correct taxpayer identification number (for most individuals, the Social Security number) or as a result of certain other events specified in Section 3406 of the Code. Payees that are exempt from this "backup withholding" are generally not individuals but are corporations or governmental entities. In order to avoid withholding, a shareholder of the Fund must provide a taxpayer identification number to the Fund and must certify that he or she is not subject to backup withholding.

         The foregoing is a general and abbreviated summary of the Code and Treasury Regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information. No attempt has been made to discuss any state and local income tax consequences of an investment in the Fund. State and local income tax treatment may differ from the federal income tax treatment discussed above. Potential investors in the Fund are encouraged to consult a competent tax adviser regarding the income tax consequences of acquiring shares in the Fund.


                                   BANK SALES


         Banks, acting as agents for their customers and not for the Fund or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.


                             SPECIAL PURCHASE PLANS

         Automatic Investment Plan. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

         Combined Purchase Privilege. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Prospectus by combining purchases of any class of shares of any one or more of the Voyageur Funds which bears a FESC (and, in certain circumstances, purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000:

                  (i) an individual or a "company" as defined in Section 2(a)(8) of the 1940 Act;

                  (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;

                  (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

                  (v) employee benefit plans of a single employer or of affiliated employers;

                  (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

         Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

                  (i) the amount of the current purchase; and

                  (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by the investor; and

                  (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

         For example, if an investor owned shares worth $35,000 at the then current net asset value and purchased an additional $15,000 of shares, the sales charge for the $15,000 purchase would be at the rate applicable to a single $50,000 purchase.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund whose shares are being purchased with sufficient information to verify that the purchase qualifies for the privilege or discount.


         Letter of Intention. Investors may also obtain the reduced front-end sales charges for Class A shares shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur Funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.


         For example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $35,000 in shares which are still held by such persons, it will only be necessary to invest a total of $15,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000.

         The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

         Investors electing to take advantage of a Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

          Shares of other open-end investment companies bearing a FESC will be included with Voyageur Fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).

OTHER INFORMATION

         Conversion of Class B Shares. In addition to information regarding conversion set forth in the prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion will not be available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless proceeds are being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax exempt securities, corporate bonds, U.S. Government Securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Board.


                         CALCULATION OF PERFORMANCE DATA

         Advertisements and other sales literature for the Fund may refer to the Fund's "yield," "average annual total return," "cumulative total return" and "current distribution rate." Such performance information is calculated as follows.


         In prior years, Voyageur has waived or paid certain expenses of the Fund, thereby increasing total return and yield. These expenses may or may not be waived or paid in the future in Voyageur's discretion.


YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2 [(a - b OVER cd  + 1) TO THE 6TH POWER - 1]

         Where: a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements);
                    c = the average daily number of shares outstanding
                         during the period that were entitled to receive dividends; and
                    d = the maximum offering price per share on the last
                         day of the period.


         The 30 day yields as of October 31, 1996 for Class A, Class B, Class C and Institutional Class were 6.02%, 5.26%, 5.26% and 6.01%, respectively.


CURRENT DISTRIBUTION RATE

         The current distribution rate is calculated by determining the amount of distributions that would have been paid over a twelve-month period to the holder of one hypothetical Fund share purchased at the beginning of such period, and dividing such amount by the current maximum offering price per share (the net asset value per Fund share plus the maximum sales charge). Under certain circumstances that may affect distributions made by the Fund, such as a change in investment policies or Fund expenses, it may be appropriate, for purposes of calculating the distribution rate, to annualize the distributions paid during the period such amended policies or expenses were in effect rather than using distributions made during the past twelve months. Current distribution rates, unlike standardized yield quotations, may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and may be computed over different time periods. Additionally, current distribution rates do not reflect certain elements of return, such as unrealized appreciation or depreciation in the value of portfolio investments.


         The distribution rate as of October 31, 1996 was 6.20% for Class A shares, 5.45% for Class B shares, 5.46% for Class C shares and 6.19% for Institutional Class shares.


AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)SUP n = ERV

          Where:      P    =    a hypothetical initial payment of $1,000;
                      T    =    average annual total return;
                      n    =    number of years; and
                    ERV    =    ending redeemable value at the end of the
                                period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


          The following table sets forth the average annual total returns for the Fund and average annual total returns absent voluntary and contractual expense reimbursements and waivers, for one year, five years and since inception for the period ending October 31, 1996:


                           Average Annual Total Return
                         ----------------------------------
                                                                             Absent Voluntary
                                                                              Fee Waivers and
                                                                          Expense Reimbursements
                                                                     --------------------------------
                                                  Since                                     Since
                         1 Year       5 Years     Inception          1 Year     5 Years     Inception
                         ------       -------     ---------          ------     -------     ---------

Class A(1)                (0.20%)     6.45%            8.38%         N/A          6.32%        8.08%
Class B(2)                 0.12       N/A              5.96          N/A          N/A          5.60
Class C(3)                 2.99       N/A             10.99          N/A          N/A         10.84
Institutional Class(2)     4.77       N/A              7.74          N/A          N/A         N/A
------------------------
1    Inception date: November 2, 1987
2    Inception date: June 7, 1994
3    Inception date: January 10, 1995



CUMULATIVE TOTAL RETURN

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           CRT = ( {ERV-P}OVER P) 100


              Where:       CTR   =   Cumulative total return;
                           ERV       =   ending redeemable value at the end of
                                         the period of a hypothetical $1,000
                                         payment made at the beginning of such
                                         period; and
                           P     =   initial payment of $1,000.

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


         The following table sets forth the cumulative total returns for the Fund from inception to October 31, 1996:


                            Cumulative Total Return          Cumulative Total Return
                       (after voluntary and contractual     (Absent voluntary expense
                             expense reimbursements)              reimbursements)
                       --------------------------------     -------------------------

Class A                             106.35%                         101.22
Class B                              17.95                           14.06
Class C                              20.79                           20.77
Institutional Class                  19.65                            N/A



                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B and Class C shares. Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder or to another party if preauthorized by the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of a class of Fund shares which imposes an FESC would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a Plan for the accumulation of shares of a class of Fund shares which imposes an FESC (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.


                             ADDITIONAL INFORMATION


         The following persons owned of record or beneficially more than 5% of the Class A of the Fund as of February 10, 1997: Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Dr. , Jacksonville, FL 32246, (6.77%) and Alcoba Company, P. O. Box 1000, Minneapolis, MN 55480 (5.16%).. The following persons owned of record or beneficially more than 5% of the Class B shares of the Fund as of February 10, 1997: Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Dr. , Jacksonville, FL 32246, (25.58%); A. G. Edwards & Sons Inc. C/F, Carl T. Brown, Jr. IRA, Tulsa, Oklahoma, (5.36%); Jeanne K. Kinkade, c/o Allen Mitchem POA, 1375 High Street, Apt 1003, Denver, CO 80218, (6.59%). The following persons owned of record or beneficially more than 5% of the Class C shares of the Fund as of February 10, 1997: Norval O. and Roselyn A. Jesme Jt Ten, RR 2 Box 48, Canby, MN 56220, (8.89%); Gerald J. and Charlotte B. Thompson Jt Ten, 110 East Fifth St, Canby, MN 56220, (7.27%); Lloyd H. Swenson and Wanda J. Swenson Jt Ten, RR3 Box 52, Canby, MN 56220, (7.16%); PaineWebber, for the benefit of PainWebber CDN FBO Daniel W. Drake, P.,O. Box 3321, Weehawken, NJ, (34.12%); Elk River Eagles AERIE #3264, 824 Railroad Drive, Elk River, MN 55330, (21.38%); and Roger E. Sorenson, Trustee, Edna E. Sorenson, Rev Living Trust, 517 Turnpike Road, Golden Valley, MN 55416, (7.30%). The following persons owned of record or beneficially more than 5% of the Institutional Class shares of the Fund as of February 10, 1997: Bankers Trust Company as Trustee for Public Service Electric & Gas Company, Master Employee Benefit Plan, 34 Exchange Place, New Jersey, NJ 07303 (29.12%); Great-West Life & Annuity Company, 8515 E. Orchard Road, Englewood, CO 80111 (18.26%); and City of Rapid City, 300 Sixth St., Rapid City, South Dakota, (15.58%).


CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets and portfolio securities.


         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for the Company.


         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Company.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of the Company owes certain fiduciary duties to the Company and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the directors derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of Company directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

         The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.


                              FINANCIAL STATEMENTS


         The audited financial statements of the Fund as of October 31, 1996, as set forth in the Fund's Annual Report, are incorporated by reference into this Statement of Additional Information. Such financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, independent auditors of the Fund, given on the authority of such firm as experts in accounting and auditing.






                   -------------------------------------------

                       VFI INTERMEDIATE DURATION PORTFOLIO

                               VFI CORE PORTFOLIO

                  --------------------------------------------


         Voyageur Financial Institutions ("VFI") Intermediate Duration Portfolio and VFI Core Portfolio (the "Funds) are series of Voyageur Funds, Inc. (the "Company"), an open-end mutual fund which offers its shares in separate investment portfolios. Each Fund operates as a diversified mutual fund.

         Marquette Trust Company ("Marquette"), 13100 Wayzata Boulevard, Suite 100, Minneapolis, Minnesota 55480, serves as investment adviser to the Funds. Marquette has retained Voyageur Fund Managers, Inc. ("VFM") to act as sub-adviser to the Funds. Dougherty Financial Group, Inc., the indirect parent of VFM, has entered into an Agreement and Plan of Merger with Lincoln National Corporation. As a result, a reorganization of the Funds has been proposed. See "Management--Sub-Adviser."


         The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of principal and the average duration of its respective portfolio securities. A detailed description of the types of securities in which each Fund may invest and of investment policies and restrictions applicable to each Fund is set forth in this Prospectus. The Funds' shares are eligible for purchase by national banks and federal credit unions under current applicable federal law. See "Investment Objectives and Policies -- Investments by National Banks and Federal Credit Unions." There is no assurance that any Fund's investment objective will be achieved.

         The Funds are no-load which means that there is no sales charge when you buy or redeem shares.

         INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE APPLICABLE FUND'S NET ASSET VALUE.


         This Prospectus sets forth certain information about the Funds that a prospective investor ought to know before investing. A Statement of Additional Information (dated February 28, 1997), as amended from time to time, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone and at the mailing address below, and is incorporated in its entirety by reference into this Prospectus in accordance with the Commission's rules.


                              VOYAGEUR FUNDS, INC.
                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402
                                 (612) 376-7000
                                 (800) 553-2143

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       Prospectus dated February 28, 1997




                                TABLE OF CONTENTS


                                                                            PAGE

Fund Expenses...........................................................     3


Financial Highlights....................................................


Investment Objectives and Policies......................................     4

Risks and Characteristics of Securities and Investment Techniques.......     5

Investment Restrictions.................................................    10

Purchase of Shares......................................................    10

Redemption of Shares....................................................    11

Exchange Privilege......................................................    12

Management..............................................................    13

Determination of Net Asset Value........................................    16

Distributions to Shareholders and Taxes.................................    17

Investment Performance..................................................    18

General Information.....................................................    19






                                  FUND EXPENSES

         Each Fund is offered to investors on a no-load basis, without any sales commissions or distribution ("12b-1 plan") charges.

SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases...........................     None
     Sales Load Imposed on Reinvested Dividends................     None
     Deferred Sales Load.......................................     None
     Redemption Fees  .........................................     None
     Exchange Fee..............................................     None

ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average daily net assets)


                                                                 VFI
                                                             Intermediate             VFI
                                                               Duration              Core
                                                               Portfolio           Portfolio
     Investment Advisory Fees........................               .20%                .20%
     Other Expenses..................................               .15%                .15%
         Service Fees................................       .05%                  .05%
         Other.......................................       .10%                  .10%
                                                            ----                  ----
     Total Operating Expenses........................               .35%                .35%


EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


     1 Year..........................................      $4                $4
     3 Years.........................................      11                11
     5 Years.........................................      20                20
     10 Years........................................      44                44



         THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fund Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The information set forth in the table is based on actual expenses incurred by the Funds during the fiscal period from March 27, 1996 (commencement of operations) to October 31, 1996. The Investment Advisory Fees set forth in the table reflect the actual amounts paid by each Fund during the fiscal period ended October 31, 1996, and may be more or less to the extent that either Fund underperforms its benchmark index. Under the Investment Advisory Agreement with the Company, the Funds' investment adviser is entitled to receive from each Fund a monthly advisory and management fee equivalent on an annual basis to .20% of the average daily net assets of such Fund. In addition, after the first year of operations, the investment advisers is entitled to receive a monthly performance adjustment of up to +/-.15% on an annual basis. See "Management -- Investment Adviser." Each Fund also pays a monthly service fee equal, on an annual basis, to .05% of the Fund's average daily net assets. Such fee is paid to Voyageur Fund Distributors, Inc. (the "Underwriter") to compensate the Underwriter for expenses incurred in connection with the servicing of Fund shareholder accounts. See "Management -- The Underwriter."


                              FINANCIAL HIGHLIGHTS

         The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Funds contained in their annual report. An annual report of the Funds can be obtained without charge by contacting the Funds at 800-545-3863. In addition to financial statements, the annual report contains further information about performance of the Funds.



                                                                                         VFI
                                                                VFI                 INTERMEDIATE
                                                               CORE                   DURATION
                                                             PORTFOLIO                PORTFOLIO
                                                            PERIOD FROM              PERIOD FROM
                                                         MARCH 27, 1996(1)        MARCH 27, 1996(1)
                                                        TO OCTOBER 31, 1996      TO OCTOBER 31, 1996
                                                        -------------------      -------------------
Net asset value:
   Beginning of period.................................         $10.00                $10.00
                                                              --------             ---------
Operations:
   Net investment income...............................            .37                   .34
   Net realized and unrealized gain (loss)
     on investments....................................            .04                   .02
                                                              --------             ---------
       Total from operations...........................            .41                   .36
                                                              --------             ---------
Distributions to shareholders:

   From net investment income..........................           (.37)                (.34)
                                                              ---------            ---------
Net asset value:
   End of period.......................................         $10.04                $10.02
                                                              =========            ==========
Total investment return(2).............................           4.25%                 3.65%
Net assets at end of
   period (000's omitted)..............................        $41,035                $30,712
Ratios:
   Ratio of expenses to
     average daily net assets..........................          .35%(3)               .35%(3)
   Ratio of net investment income
     to average daily net assets.......................         6.31%(3)              5.64%(3)
   Portfolio turnover rate
     (excluding short-term securities).................         304.10%               487.04%




NOTES TO FINANCIAL HIGHLIGHTS

1    Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
3    Annualized.



                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

         The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of principal and the average duration of its respective portfolio securities. The securities in which the Funds invest and the investment techniques discussed in this section are described in greater detail in the Prospectus under "Risks and Characteristics of Securities and Investment Techniques" and in the Statement of Additional Information. VFI Intermediate Duration Portfolio ("Intermediate Duration Portfolio") seeks to maintain an average effective portfolio duration ranging from 1.5 to 3.5 years and VFI Core Portfolio ("Core Portfolio") seeks to maintain an average effective portfolio duration ranging from 3.5 to 5.5 years.

         Each Fund's investment objective is fundamental, which means that it cannot be changed without the vote of a majority of its respective shareholders as provided in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted. There are risks in any investment program and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments.

INVESTMENT POLICIES AND TECHNIQUES

         Each Fund seeks to achieve its objective by investing exclusively in securities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements fully secured by U.S. Government Securities. The U.S. Government Securities in which each Fund may invest include mortgage-related securities, such as pass-through securities, collateralized mortgage obligations, and zero coupon treasury securities. The Funds will not invest, however, in any mortgage-related securities that are considered "high risk" under the supervisory policies of the Office of the Comptroller of the Currency applicable to national banks. Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. See "Risks and Characteristics of Securities and Investment Techniques" for a description of these securities and investment techniques and the risks involved in their use.

EFFECTIVE DURATION

         Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

         It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS


         Each Fund may retain cash or invest in short-term money market instruments, when economic or market conditions are such that the Fund's investment adviser or sub-adviser deems a temporary defensive position to be appropriate. In addition, even when a Fund is fully invested, normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities will be limited to U.S. Government Securities and money market mutual funds that invest exclusively in U.S. Government Securities. See "Investment Policies and Restrictions" in the Statement of Additional Information.


INVESTMENTS BY NATIONAL BANKS AND FEDERAL CREDIT UNIONS

         The Funds' shares are eligible for purchase by national banks and federal credit unions under current applicable federal law. Since the regulation of financial institutions is a rapidly evolving area of law, however, it remains the responsibility of each such institution and its board of directors to insure that shares of the Funds are permissible investments and proper holdings for the institution's investment portfolio.


                     RISKS AND CHARACTERISTICS OF SECURITIES
                            AND INVESTMENT TECHNIQUES

         The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

GENERAL

         The Funds are subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. In general, shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields. The Funds also are subject to prepayment risk to the extent they invest in mortgage-related securities. Certain types of investments and investment techniques that may be used by the Funds are described in greater detail, including the risks of each, in this section.

U.S. GOVERNMENT SECURITIES

         Each Fund invests in U.S. Government Securities. U.S. Government Securities are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE AS WILL THE NET ASSET VALUE OF THE FUNDS. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities in which both national banks and federal credit unions may invest directly without limitation. These include , among others, obligations of Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

         Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. The current issuers or guarantors of mortgage-related securities in which the Funds may invest are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-related securities, as the term is used in this Prospectus, include government guaranteed mortgage pass-through securities, adjustable rate mortgage securities and collateralized mortgage obligations. The Funds will not invest in any mortgage-related securities other than those issued or guaranteed by the U.S. government or its agencies and instrumentalities.

         (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which each Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Policies and Restrictions -- Government Guaranteed Mortgage-Related Securities" in the Statement of Additional Information.

         (b) ADJUSTABLE RATE MORTGAGE SECURITIES. Each Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While values of ARMS, like other fixed-income securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other fixed-income securities because the coupon rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional fixed income securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

         (c) COLLATERALIZED MORTGAGE OBLIGATIONS. Each Fund may invest, within the limits discussed below, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates). Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private organizations. The Funds will only invest in CMO's issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

         The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on the tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield of these tranches generally may be more volatile. The Funds will not invest in any tranche of a CMO that would be considered "high risk" under the supervisory policies of the Office of the Comptroller of the Currency applicable to national banks. See "Investment Policies and Restrictions" in the Statement of Additional Information. For example, the Funds will not invest in "interest-only" or "IO" tranches, "principal only" or "PO" tranches, "inverse floaters" or "inverse IOs."

ZERO COUPON SECURITIES


         The Funds may invest in "zero coupon" securities issued or guaranteed by the United States government or its agencies or instrumentalities. The Funds will not invest in any such securities that are "privately issued" (i.e., sold by a bank or brokerage firm which itself separates the principal portions from the coupon portions of the U.S. Treasury bonds and notes and holds such instruments in a custodial or trust account). A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The Funds will not purchase any zero coupon security with a maturity date that is more than ten years from the settlement date for the purchase of such security.


         Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. In certain circumstances, a Fund could fail to recoup its initial investment in zero coupon securities. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though such holder receives no interest payments in cash on the security during the year. In addition, as a registered investment company, a Fund will be required to distribute this income to shareholders. See "Distributions to Shareholders and Taxes." These distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and the Fund's current income ultimately may be reduced as a result.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), if a seller were to default on its repurchase obligation, a Fund would suffer a loss to the extent proceeds from the sale of collateral were less than the repurchase price. In the event of a seller's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral to the Fund's benefit. The Funds will not invest in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transactions costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. Reverse repurchase agreements will not be used as a means of borrowing for investment purposes but will be used by a Fund in order to meet redemption requests without immediately selling portfolio securities. No more than one-third of the total assets of each Fund will be subject to reverse repurchase agreements. The Funds will only enter into fully covered reverse repurchase agreements. See "Investment Policies and Restrictions -- Reverse Repurchase Agreements" in the Statement of Additional Information.

BORROWING


         Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any of its portfolio securities. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three days, reduce its indebtedness to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets to secure permitted temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of that Fund's shares. The Funds do not consider fully covered reverse repurchase agreements to be borrowings for purposes of the investment policies set forth in this paragraph.


WHEN-ISSUED SECURITIES

         Each Fund may purchase securities on a "when-issued" basis. In a when-issued purchase, a Fund contracts to purchase securities in the period between the announcement of the offering and the issuance of the securities. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued basis exposes a Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. Placing securities rather than cash in the segregated account referred to in the previous paragraph may have a leveraging effect on a Fund's net asset value per share; that is, to the extent that a Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

SHORT SALES AGAINST-THE-BOX

         The Funds may make short sales "against-the-box" for the purpose of deferring realization of gain or loss for federal income tax purposes and for the purpose of hedging against an anticipated decline in the value of the underlying securities. A short sale "against-the-box" is a short sale in which the Fund owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold short.

PORTFOLIO TURNOVER


         Each Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may increase short-term capital gains which are taxable as ordinary income when distributed to shareholders. The Funds' portfolio turnover rates are set forth under "Financial Highlights" and the method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Policies and Restrictions -- Portfolio Turnover."


                             INVESTMENT RESTRICTIONS

         Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval. Except for each Fund's policy regarding borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.


                               PURCHASE OF SHARES

GENERAL

         Shares of each Fund are purchased at the net asset value per share next calculated after receipt of the purchase order, without a sales charge. The minimum initial investment in the Funds is $500,000, in the aggregate, and the minimum additional aggregate investment is $100,000. Purchases of Fund shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued. Each Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares. Shares will be evidenced in book entry form. The Funds do not expect to issue share certificates.

         Interest income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. The date of payment receipt may differ from the date of receipt of a purchase order. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt. Payments made by wire transfer of Federal Funds are considered received when the Federal Funds are received.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed up to 15 days from the purchase date to verify by expeditious means that the purchase payment has been or will be collected.

         Shares of the Funds may be purchased by opening an account either by mail or by phone.

PURCHASES BY MAIL

         To open an account by mail, complete the general authorization form attached to this Prospectus and mail it along with a check payable to the appropriate Fund, to Voyageur Fund Distributors, Inc., 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

PURCHASES BY TELEPHONE

         To open an account by telephone, call (612) 376-7014 or (800) 545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which such investor has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

              Marquette Bank, N.A.  ABA #091016647
              For credit of Marquette Trust Company as Custodian for:
                 (insert applicable Fund name)
              VFI Funds Account No. 2100-206482
              Account Number: (assigned by telephone)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the primary close of trading on the Exchange (4:00 p.m. Eastern time), the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the primary close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the appropriate Fund after making the initial telephone purchase.

CONTRIBUTION IN KIND


         For investments in excess of $500,000, each Fund may accept, in whole or in part, a payment in kind of securities that are consistent with such Fund's investment objective and policies as payment for Fund shares. The Funds' investment adviser will have sole discretion to determine whether a Fund will accept a payment in kind for its shares. Securities so accepted will be valued in the same manner as the applicable Fund's securities.


                              REDEMPTION OF SHARES

WRITTEN REDEMPTIONS

         Each Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in "good order." "Good order" means that the redemption request must be executed exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances. See "Redemptions" in the Statement of Additional Information.

TELEPHONE REDEMPTIONS


         Shareholders may redeem shares of either Fund by telephoning (612) 376-7014 or (800) 545-3863. The applicable section of the authorization form must have been completed and filed with the Fund before the telephone request is received. Shares will be redeemed at their net asset value next determined following a Fund's receipt of the redemption request. The proceeds of the redemption will be paid to the shareholder's address of record by wire transfer to the bank designated on the authorization form.


         The Funds will employ reasonable procedures to confirm that telephone requests are genuine, including requiring that payment be made only to the address of record or the bank account designated on the authorization form and requiring certain means of telephonic identification. If a Fund follows such procedures, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Each Fund reserves the right at any time to suspend or terminate telephone redemptions or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the telephone redemption procedure.

REDEMPTION IN KIND


         Redemption proceeds for redemption requests of $500,000 or more may be paid, at the sole option of a Fund, in whole or in part by a distribution in kind of securities or other assets held by such Fund. The determination of which of a Fund's assets will be distributed to meet such redemption requests will be made by the Fund's investment adviser, in consultation with the redeeming shareholder. Securities or other assets so distributed will be valued in the same manner as the applicable Fund's securities. In order to dispose of such securities or other assets, the redeeming shareholder would most likely be required to bear transaction costs, if any.


ADDITIONAL REDEMPTION INFORMATION

         Shareholders who have submitted a request to one of the Funds for redemption of their shares will not earn any income on such shares distributed by the Fund on the redemption date. If shares for which payment has been collected are redeemed, payment must be made within seven days. Each Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for such Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         Each Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $1,000, as a result of redemptions or exchanges. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by a Fund.


                               EXCHANGE PRIVILEGE


         Shares of either Fund may be exchanged for shares of the other Fund in minimum increments of $100,000, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. The Underwriter reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests should be placed directly with the Fund by calling (800) 545-3863.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUNDS

         Under the laws of the State of Minnesota, the Board of Directors of the Company is responsible for managing the business and affairs of the Funds. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Company are set forth in the Statement of Additional Information.


INVESTMENT ADVISER

         Marquette has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as the Funds' investment adviser, subject to the authority of the Board of Directors.

         Marquette Trust Company, headquartered in Minneapolis, Minnesota, is the lead trust company for a $3.5 billion community bank organization under common ownership. The bank group includes over 40 banks in ten states. Marquette provides investment management, custody, and trust administration services for over $400 million of assets in Minnesota, Wisconsin, Iowa, and South Dakota. It has been providing trust services for the past 50 years. Marquette is owned by Marquette Bank Rochester, which is controlled by Carl and Eloise Pohlad.

         Each Fund pays Marquette a monthly investment advisory and management fee equivalent on an annual basis to .20% of its average daily net assets (the "Basic Fee"). The Basic Fee for each Fund is subject to adjustment as described below.

         Adjustments to each Fund's Basic Fee are made by comparison of the respective Fund's investment performance for the applicable period with the investment record of a comparison index, as described below (individually a "Comparison Index" and collectively the "Comparison Indexes"). A Fund's Basic Fee for each month may be increased or decreased by up to .15% (on an annualized basis) of the Fund's average daily net assets depending upon the extent by which the Fund's performance varies from its Comparison Index over the applicable performance period. For purposes of calculation of the performance adjustment, average daily net assets are equal to the Fund's average daily net assets during the month for which the calculation is being made.

         For each Fund, no change is made to the Basic Fee to the extent the Fund's performance falls within .05% of the performance of the Fund's Comparison Index during the applicable performance period. If a Fund's performance exceeds that of its Comparison Index by .06% or more, the Basic Fee will be increased by the product of 20% and the number of basis points by which the Fund's performance has exceeded that of its Comparison Index, up to a maximum increase of .15% (on an annualized basis) for performance which exceeds the Comparison Index by .75% or more. Thus, for Fund performance which exceeds the Comparison Index by .06%, the Basic Fee will be increased by .00012% (20% X .06%). Corresponding decreases will be made to the Basic Fee to the extent the Fund's performance falls below that of its Comparison Index by more than .05%, up to a maximum decrease of .15% for performance which falls .75% or more below that of the Comparison Index.


         The following table sets forth examples of resulting increases or decreases to the Basic Fee on an annualized basis given various performance results:

                                                                     Adjustment
                                                                    to Basic Fee
Performance of Fund Relative to Comparison Indexes                  (Annualized)
--------------------------------------------------                  ------------

+.75 percentage points or more.....................................     +.15%
+.50...............................................................     +.10%
+.25...............................................................     +.05%
+.05...............................................................        0%
   0...............................................................        0%
-.05...............................................................        0%
-.25...............................................................     -.05%
-.50...............................................................     -.10%
-.75 percentage points or more.....................................     -.15%


         The Basic Fee, plus or minus the performance adjustments calculated as described herein, is paid monthly. The applicable performance period is a rolling 12-month period consisting of the most recent calendar month plus the immediately preceding 11 months.


         In calculating the investment performance of a Fund as compared with the investment record of its Comparison Index, dividends and other distributions of the Fund and dividends and other distributions made with respect to component securities of the Comparison Index during the performance period are treated as having been reinvested. The investment performance of the Fund is calculated based upon the total return of the Fund for the applicable period, which consists of the total net asset value of the Fund at the end of the applicable period, including reinvestment of dividends and distributions, less the net asset value of the Fund at the commencement of the applicable period divided by the net asset value of the Fund at the commencement of the applicable period. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

         Comparison Indexes for the Funds were chosen taking into account the targeted duration ranges of the Funds and the types of securities in which the Funds will invest.

         The performance of VFI Intermediate Duration Portfolio will be compared to that of the Lehman Brothers Mutual Fund (1-5 year) U.S. Government Index. This index currently has a duration of 2.28 years and consists of all Treasury and U.S. government agency issues maturing in one to five years (currently 775 issues). The performance of VFI Core Portfolio will be compared to that of the Lehman Brothers Mutual Fund Government/Mortgage Index. This index currently has a duration of 4.35 years and consists of all U.S. government, treasury, agency and agency mortgage-backed securities.

SUB-ADVISER


         VFM will act as the Sub-Adviser to each Fund. VFM and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49.8% by Michael E. Dougherty and 49.8 % equally by James A. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads"). Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as Chairman of the Board and Chief Executive officer of DFG since inception. VFM's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. As of January 31, 1997, VFM and its affiliates served as the manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and managed approximately $11 billion in assets.

         The Sub-Advisory Agreement between Marquette and VFM provides that VFM is entitled to a fee paid by Marquette, which is accrued daily and paid monthly, equal to an annual rate of 50% of the Basic Fee plus or minus 50% of the performance fee adjustment described above under "Management -- Investment Adviser."

         On January 15, 1997, DFG, Mr. Dougherty and the Pohlads entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lincoln national Corporation ("LNC"). The Merger Agreement provides that a wholly owned subsidiary of LNC will be merged with and into DFG (the "Merger"), causing DFG to become a wholly owned subsidiary of LNC. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc., an indirect wholly-owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Investment Companies (the "Delaware Group"), which currently includes 16 open-end funds and 2 closed-end funds (comprising 48 separate investment portfolios).

         If the Merger is consummated, LNC will own indirectly all of the outstanding voting securities of VFM and will thus control VFM. However, prior to the Merger, a reorganization will be completed whereby certain assets of DFG and its subsidiaries, including all of the assets of VFM used solely or primarily in the private accounts investment advisory business of VFM, and certain assets related to its institutional investment management business (including those related to the Funds), will be sold by DFG to certain newly organized limited liability companies owned by Mr. Dougherty and the Pohlads (the "DFG Reorganization"). In connection with the DFG Reorganization, Fund shareholders of record on February 10, 1997 will be asked to vote, at a meeting to be held April 11, 1997, upon an Agreement and Plan of Reorganization (the "Plan") by and between the Company, on behalf of the Funds, and VAM Institutional Funds, Inc. ("VAM Funds"), on behalf of two newly formed series of VAM Funds which are being created to correspond to each of the Funds and which will have the same names as the respective Funds (the "New VFI Funds"). Pursuant to the Plan, all of the assets of each Fund would be acquired by the corresponding New VFI Fund (which, prior to such time, would have no assets) and shareholders of each Fund would become shareholders of the corresponding New VFI Fund and would receive shares in such New VFI Fund equal to the value of their holdings in the relevant Fund on the date of such transaction.

         The Funds currently constitute two series of the Company. In connection with the Merger, shareholders of the Company have been asked to elect new members of the Board of Directors that will consist principally of individuals who currently serve on the Board of Directors of the investment companies in the Delaware Group. The Plan has been proposed to separate the Funds out of the Company. If the Plan is approved the Funds will, in essence, become series of a different corporate entity, VAM Funds. However, this corporate entity will, like the Company, be a Minnesota corporation, and will have the same Board of Directors as the Company currently has. The provisions of the articles of incorporation of VAM Funds, and the rights of shareholders determined thereunder, are substantially the same as those of the Company and its shareholders. The Plan will not result in any other material changes to shareholders. Management of each Fund will remain essentially unchanged. The New VFI Funds will enter into an investment advisory agreement with Marquette with terms substantially identical to those contained in the current Advisory Agreement. Marquette will in turn enter into a sub-advisory agreement with Voyageur Asset Management LLC ("VAM LLC"), one of the limited liability companies to be formed by DFG in the DFG Reorganization. The terms of such sub-advisory agreement will be substantially identical to those of the current Sub-Advisory Agreement between Marquette and VFM. The ultimate ownership and control of VAM LLC is anticipated to remain with the same individuals who currently own and control VFM, namely, Mr. Dougherty and the Pohlads.


PORTFOLIO MANAGEMENT


         All investment decisions for the Funds are made by a committee, and no individual or individuals are primarily responsible for making recommendations to that committee.


THE UNDERWRITER


         The shares of the Funds are distributed through Voyageur Fund Distributors, Inc. (the "Underwriter") pursuant to a Distribution Agreement between the Underwriter and the Company. Pursuant to the Distribution Agreement, the Underwriter receives a monthly service fee from each Fund equal, on an annual basis, to .05% of such Fund's average daily net assets. Such fee is intended to compensate the Underwriter for expenses incurred in connection with the servicing of Fund shareholder accounts. Such expenses may include the payment of compensation by the Underwriter to persons and institutions who respond to inquiries of Fund shareholders regarding their ownership of shares or their accounts with the Funds or who provide other administrative or accounting services not otherwise required to be provided by the Funds' investment adviser or sub-adviser, the Funds' transfer agent or any other agent of the Funds.

         If the Plan discussed above is approved, it is anticipated that the shares of the New VFI Funds will be distributed by Dougherty Dawkins LLC, one of the limited liability companies to be formed in the DFG Reorganization. Dougherty Dawkins LLC will distribute the Funds' shares pursuant to a Distribution Agreement substantially identical to the current Distribution Agreement.


CUSTODIAN


         Marquette serves as the custodian of each Fund's portfolio securities and cash. Marquette receives no additional compensation for acting as the Funds' custodian.


DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNTING SERVICES AGENT


         VFM acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory reporting and compliance related services for the Funds. The fees paid for these services are based on each Fund's assets and include reimbursement of out-of-pocket expenses. VFM receives a monthly fee from each Fund equal on an annual basis to .10% of each Fund's average daily net assets. See "The Investment Adviser, Sub-Adviser and Underwriter" in the Statement of Additional Information.

         If the Plan discussed above is approved, VAM LLC will provide these services to the New VFI Funds for the same monthly fee. VAM LLC may contract with third parties to provide some of these services.


EXPENSES OF THE FUNDS

         Each Fund's expenses include, among others, fees of Directors, expenses of Directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing and shareholder statements, association membership dues, charges of the Fund's custodian (if any), bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws, and expenses of preparing and mailing prospectuses and reports to existing shareholders. Marquette, VFM and the Underwriter reserve the right, from time to time, to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Funds' expenses.

PORTFOLIO TRANSACTIONS


         Neither Fund will effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Marquette or VFM unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of such Fund. It is not anticipated that either Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to such Fund's advantage. Marquette and VFM may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m., Minneapolis time (the regular close of trading on the Exchange) on each business day the Exchange is open for trading, except on (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund or (iii) customary national business holidays on which the Exchange is closed for trading (as of the date hereof, New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         For each Fund, the net asset value per share is determined by dividing the value of the securities, cash and other assets of the Fund less all liabilities by the total number of shares outstanding. For the purpose of determining the aggregate net assets of a Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.

         The value of most fixed-income securities held by the Funds will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if a Fund's investment adviser or sub-adviser determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures established in good faith by the Company's Board of Directors. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Company's Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with procedures established in good faith by the Company's Board of Directors.


                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

         The present policy of each Fund is to declare a distribution from the net investment income of the Fund on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of a Fund, less accrued expenses, computed in each case since the most recent determination of net asset value. Net realized long-term capital gains, if any, are distributed at least annually, after utilization of any available capital loss carryovers.

         Shareholders of each Fund receive distributions from investment income and capital gains in additional shares of the Fund at net asset value, without any sales charge, unless they elect otherwise. The Funds will pay distributions not reinvested to the shareholder of record via wire transfer. Each Fund sends monthly statements to its shareholders with details of any reinvested dividends.

FEDERAL INCOME TAXATION


         Each Fund is treated as a separate entity for federal income tax purposes. Each Fund qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") during its most recent taxable year and intends to qualify as a regulated investment company during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders. The following discussion of the federal income tax consequences of investing in the Funds is based upon tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. For additional information, see "Taxes" in the Statement of Additional Information. Certain states exempt mutual fund dividends attributable to interest paid on certain U.S. Government Securities from income taxation when received by banks that are shareholders in the mutual fund. Prospective investors are advised to consult with their tax advisers concerning the application of state and local tax laws to investments in and distributions by the Funds. Shareholders will be notified annually as to the amount, nature and federal income tax status of dividends and distributions.

         If shares of either Fund are sold or otherwise disposed of, the shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sales price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. If the sale or other disposition occurs more than one year after the shares were acquired, the resulting capital gain or loss will be long-term. A special provision of the Code states that, if a Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of those shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is made pursuant to a plan that provides for the periodic liquidation of an investment in the Fund.


         Distributions by the Funds are generally taxable to shareholders, whether received in cash or in additional shares of the Fund. Distributions from a Fund's net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions from a Fund designated as long-term capital gain distributions will be taxable to the shareholder as long-term capital gains irrespective of how long the shareholder has held the shares. Shareholders not subject to federal income taxation will not be taxed on distributions by the Funds.


                             INVESTMENT PERFORMANCE


         Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return," "cumulative total return," "current distribution rate" and may compare such performance quotations with published indices and comparable quotations of other funds. When a Fund advertises any performance information, it also will advertise its average annual total return as required by the rules of the Securities and Exchange Commission. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in either Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The advertised "yield" of a Fund will be based on a 30-day period in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.

         The "average annual total return" is the average annual compounded rate of return based upon a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to a Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales charge is deducted.

         Each Fund, from time to time, may also quote a "current distribution rate" to shareholders. A current distribution rate as of a date is calculated by determining the amount of distributions that would have been paid over the twelve-month period ending on such date to the holder of one hypothetical Fund share purchased at the beginning of such period, and dividing such amount by the current maximum offering price per share (the net asset value per Fund share plus the maximum sales charge).

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., Morningstar and other entities or organizations which track the performance of investment companies. Performance information for each Fund may also be compared to its Comparison Index and to other unmanaged indices. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. For Fund performance information and daily net asset value quotations, investors may call (612) 376-7010 or (800) 525-6584.

         For additional information regarding comparative performance information and the calculation of each Fund's yield, average annual total return, cumulative total return and current distribution rate, see "Performance Comparisons" in the Statement of Additional Information.


                               GENERAL INFORMATION

         Each Fund sends to its shareholders six-month unaudited and annual audited financial statements which include a list of investment securities held by the Fund.


         The Funds were established in 1995, each as a separate series of Voyageur Funds, Inc., a Minnesota corporation incorporated on April 15, 1987. The Articles of Incorporation limit the liability of the Directors to the fullest extent permitted by law. The Articles of Incorporation currently permit the Directors to issue an unlimited number of full and fractional shares of four distinct series, each of which evidences an interest in a separate portfolio of investments with its own investment objective, policies and restrictions. The Articles of Incorporation also permit the Directors, without shareholder approval, to create additional series of shares and to subdivide any series into various classes of shares with such dividend preferences and other rights as the Directors may designate.


         Each share of a Fund represents an equal proportionate interest in the assets belonging to the Fund and has identical voting, dividend, liquidation and other rights.


         Fund shares are freely transferable, are entitled to dividends as declared by the Directors, and, in liquidation of a Fund, are entitled to receive the net assets of such Fund. The Funds do not generally hold annual meetings of shareholders and will do so only when required by law.


         Each share of a series has one vote irrespective of the relative net asset value of the series' shares. On some issues, such as the election of Directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued.

         For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR VOYAGEUR FUND DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.



                                     PART B



                              VOYAGEUR FUNDS, INC.

                       VFI INTERMEDIATE DURATION PORTFOLIO
                               VFI CORE PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 1997


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of the Funds dated February 28, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Funds at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or Toll Free (800) 553-2143.




                                TABLE OF CONTENTS

                                                                          Page


Investment Policies and Restrictions...................................    B-2
Directors and Executive Officers.......................................    B-7
The Investment Adviser, Sub-Adviser and Underwriter ...................    B-9
Net Asset Value and Public Offering Price..............................    B-13
Taxes..................................................................    B-13
Performance Comparisons................................................    B-14
Redemptions............................................................    B-16
Additional Information.................................................    B-16

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated February 28, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

          The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.



                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives, policies and restrictions of Voyageur Financial Institutions ("VFI") Intermediate Duration Portfolio ("Intermediate Duration Portfolio") and VFI Core Portfolio ("Core Portfolio") (collectively, the "Funds") are set forth in the Prospectus. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the Prospectus.

GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES

         As set forth in the Prospectus, the Funds will invest solely in U.S. Treasury bills, notes and bonds and other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements fully secured by U.S. Government Securities. Included in the U.S. Government Securities the Funds may purchase are pass-through securities and collateralized mortgage obligations ("CMOs"). Mortgages backing these securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. The current issuers and guarantors of mortgage-related securities in which the Funds may invest are the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Association. A description of the mortgage-related securities in which the Funds may invest is contained in the Prospectus. Additional information with respect to these mortgage-related securities is set forth below.

         GNMA PASS-THROUGH SECURITIES. The Government National Mortgage Association ("GNMA") issues mortgage-backed securities ("GNMA Certificates") which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payment.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FHLMC PASS-THROUGH SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PCS represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA PASS-THROUGH SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates" ). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable Rate Mortgage Securities ("ARMS") are mortgage-related securities that, unlike fixed-rate mortgage securities, have periodic adjustments in the coupons on the underlying mortgages. The interest rates on ARMS are reset at periodic intervals (generally one year or less) to an increment over some predetermined interest rate index. There are two main categories of indexes: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile. The investment adviser or sub-adviser of a Fund will seek to diversify Fund investments in ARMS among a variety of indices and reset periods so that such Fund is not at any one time unduly exposed to the risk of interest rate fluctuations. In selecting a type of ARMS for investment, the investment adviser or sub-adviser will also consider the liquidity of the market for such ARMS.

         The underlying adjustable rate mortgages which back ARMS in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential adjustable rate mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization; i.e., an increase in the balance of the mortgage loan.

         ARMS, like other mortgage-related securities, differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS are less effective than longer-term debt securities as a means of "locking-in" long-term interest rates.

         ARMS, while having less risk of price decline during periods of rapidly rising rates than other investments of comparable maturities, will have less potential for capital appreciation due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

HIGH RISK MORTGAGE SECURITIES


         As set forth in the Prospectus, neither Fund will invest any of its assets in mortgage-related securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency" (the "OCC"). After purchase of a non high-risk security, a Fund will determine no less frequently than annually that such security remains outside the high-risk category. In OCC Banking Circular 228 (Rev.) (January 10, 1992), the OCC defined "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:


         1. AVERAGE LIFE TEST. The mortgage derivative product has an expected weighted average life greater than 10.0 years.

         2. AVERAGE LIFE SENSITIVITY TEST. The expected weighted average life of the mortgage derivative product:

               a. Extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or

               b. Shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

         3. PRICE SENSITIVITY TEST. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.


Examples of certain "high-risk mortgage securities" include "IO" and "PO" classes of stripped MORTGAGE-backed securities, inverse floating CMOs and certain zero coupon Treasury securities.

REPURCHASE AGREEMENTS


         Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). In entering into repurchase agreements, the Funds will comply with the standards set forth by the OCC with respect to bank investments in repurchase agreements. Accordingly, the Funds will enter into repurchase agreements only with the primary reporting dealers that report to the Federal Reserve Bank of New York or with banks that are among the 100 largest United States commercial banks. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which a Fund's adviser or sub-adviser, as appropriate, will monitor the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreement transactions.


REVERSE REPURCHASE AGREEMENTS

         Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers. At the time a Fund enters into a reverse repurchase agreement, cash or U.S. Government Securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. When a Fund enters into a reverse repurchase agreement, either the securities purchased with the funds obtained from the transaction or the securities collateralizing the transaction will have a maturity date not later than the settlement date for the reverse repurchase transaction.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES


         Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; a Fund will likewise segregate securities it sells on a forward commitment basis.


TEMPORARY INVESTMENTS

         To the extent set forth in the Prospectus, the Funds may invest in short-term money market securities that are obligations of the U.S. Government and its agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions which, together with the investment objective of such Fund, cannot be changed without approval by holders of a majority of the outstanding voting shares of such Fund. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of such Fund at a meeting where more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund.


          1. Neither Fund will operate in such a manner that it would no longer qualify as a "diversified" management investment company, as defined under Section 5 of 1940 Act. In connection therewith, neither Fund will, with respect to 75% of its total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities) if, as a result, more than 5% of the Fund's total assets would then be invested in the securities of a single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer, or each Fund will otherwise limit its investments as required in order to qualify as a "diversified" management investment company as defined under Section 5 of the 1940 Act.

         2. Neither Fund will concentrate 25% or more of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements secured thereby.

         3. Neither Fund will make loans, except through the purchase of fixed-income obligations in which such Fund may invest consistent with its investment objective and policies and through repurchase agreements.

         4. Neither Fund will underwrite the securities of other issuers except to the extent that, in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

         5. Neither Fund will borrow money (provided that the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of such Fund's total assets. Neither Fund will purchase portfolio securities while outstanding borrowings (other than fully covered reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. In order to secure any permitted borrowings under this section, each Fund may pledge, mortgage or hypothecate its assets.

         6. Neither Fund will issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number 5 above, and except to the extent that purchasing or selling securities on a when-issued or forward commitment basis, or using similar investment strategies may be deemed to constitute issuing a senior security.

         7. Neither Fund will invest in commodities, commodities futures contracts or real estate.


         Each Fund has adopted the following operating (i.e., non-fundamental) investment restrictions which may be changed by the Board of Directors at any time without shareholder approval.


         Neither Fund will:


         1. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.

         2.   Purchase illiquid securities.

         3. Purchase or retain securities of any issuer if the officers and directors of the Fund or its investment adviser or any sub-adviser, owning beneficially more than 1/2 or 1% of the securities of such issuer, together own beneficially more than 5% or such issuer's securities.

         4.   Invest in warrants.

         5. Invest in interests in oil, gas or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.

         6. Invest in the securities of an investment company, except to the extent permitted by the 1940 Act and except as part of a merger, consolidation or acquisition of assets.

         7. Purchase any securities on margin except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         8. Invest for the purpose of exercising control or management of another issuer.

         9. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         10.  Write, purchase or sell puts, calls or combinations thereof.

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

DIVERSIFICATION

         As indicated by the first fundamental investment restriction set forth above, each Fund operates as a "diversified" fund. Each Fund intends to conduct its operations so that it will comply with diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and qualify as a "regulated investment company." In order to qualify as a regulated investment company, each Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities by a Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. Each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's investment adviser or subadviser. Frequent portfolio trades may result in higher transaction and other costs for a Fund.


                        DIRECTORS AND EXECUTIVE OFFICERS


         The Directors and officers of the Company, their position with the Company and their principal occupations are set forth below. Unless indicated otherwise, all positions have been held at least five years. In addition to the occupations set forth below, the directors and officers also serve as directors and trustees or officers of various closed-end and open-end investment companies managed by the Voyageur Fund Managers, Inc. ("VFM").

                                                       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                POSITION         PAST FIVE YEARS AND OTHER AFFILIATIONS

Clarence G. Frame, 78                 Director         Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                          currently serves on the board of directors of Tosco
W-875                                                  Corporation (an oil refining and marketing company).
332 Minnesota Street                                   Milwaukee Land Company, and Independence One
St. Paul, Minnesota  55101                             Mutual Funds.

Richard F. McNamara, 63               Director         Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                            Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                           seventeen companies in industrial plastics, sheet
                                                       metal, automotive aftermarket, construction
                                                       supply, electronics and financial services, since
                                                       1966.  Mr. McNamara currently serves on the board
                                                       of directors of Rimage (electronics
                                                       manufacturing) and Interbank.

Thomas F. Madison, 60                 Director         President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                 January 1993; previously, Vice Chairman--Office of
Suite 2100                                             the CEO, The Minnesota Mutual Life Insurance
Minneapolis, Minnesota 55402                           Company from February to September 1994;
                                                       President of U.S. WEST Communications--Markets
                                                       from 1988 to 1993.  Mr. Madison currently serves
                                                       on the board of directors of Valmont Industries,
                                                       Inc. (metal manufacturing), Eltrax Systems, Inc.
                                                       (data communications integration), Minnegasco,
                                                       Span Link Communications (software), ACI
                                                       Telecentrics (outbound telemarketing and
                                                       telecommunications) and various civic and
                                                       educational organizations.

James W. Nelson, 55                   Director         Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                  Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                 Director         Special Assistant to the President of the University of
University of Minnesota                                Minnesota.
  Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                      President        President of the Adviser; Director (since 1993) of
90 South Seventh Street                                the Adviser and the Underwriter; Executive Vice
Suite 4400                                             President (since 1995) of the Underwriter; President
Minneapolis, Minnesota 55402                           of the Underwriter from 1991 to 1995; Management
                                                       committee member of the Adviser from 1991 to 1993.

Jane M. Wyatt, 42                     Executive        Chief Investment Officer and Director of the
Adviser 90 South Seventh Street       Vice             since 1993; Director and Executive Vice President of
Suite 4400                            President        the Underwriter since 1993; Executive Vice President
Minneapolis, Minnesota 55402                           and Portfolio Manager of the Adviser from 1992 to
                                                       1993.

Andrew M. McCullagh, Jr., 48          Executive        Senior Tax Exempt Portfolio Manager of the Adviser;
717 Seventeenth Street                Vice             previously, Director of the Adviser and the
Denver, Colorado  80202               President        Underwriter from 1993 to 1995.

Elizabeth H. Howell, 35               Vice             Senior Tax Exempt Portfolio Manager of the Adviser.
90 South Seventh Street               President
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 56                     Vice             Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street               President        1993; previously, Director of the Adviser and the
Suite 4400                                             Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 40                Vice              Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street               President         since 1995; previously, portfolio manager for ABT
Suite 4400                                              Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota 55402                            1995.

Kenneth R. Larsen, 33                 Treasurer         Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                 previously, Director, Secretary and Treasurer of the
Suite 4400                                              Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 33                   Secretary         Senior Vice President and General Counsel of
90 South Seventh Street                                 Dougherty Financial Group, Inc. (since 1995);
Suite 4400                                              Senior Vice President of the Adviser, the Underwriter
Minneapolis, Minnesota 55402                            and Voyageur Companies, Inc. since 1994;
                                                        previously, Vice President of the Adviser and
                                                        Voyageur Companies, Inc. from 1994 to 1995;
                                                        associated with the law firm of Skadden, Arps,
                                                        Slate, Meagher & Flom, Chicago, Illinois from
                                                        1988 to 1994.





         As of February 1, 1997, the officers and directors of the Company as a group did not own any shares of the Funds.

         The Company does not compensate its officers. Each director (who is not an employee of VFM or any of its affiliates) receives a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which VFM acts as investment adviser or sub-adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of 10 open-end investment companies comprising 33 series or funds and six closed-end investment companies. In addition, each director who is not an employee of VFM or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from the Funds for the most recently ended fiscal year as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1996.



                                                                   Total
                                        Aggregate              Compensation
                                      Compensation               from Fund
        Director                     from the Funds               Complex
        -----------------            --------------            ------------
        Clarence G. Frame                 $576                     $25,500
        Richard F. McNamara               $576                     $25,500
        Thomas F. Madison                 $576                     $25,500
        James W. Nelson                   $576                     $25,500
        Robert J. Odegard                 $576                     $25,500




               THE INVESTMENT ADVISER, SUB-ADVISER AND UNDERWRITER

THE INVESTMENT ADVISER

         Marquette Trust Company ("Marquette") has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as investment adviser to the Funds, subject to the authority of the Board of Directors.

         The Company, on behalf of the respective Funds, has contracted with Marquette for investment advice, research and management. Pursuant to the Investment Advisory Agreement, Marquette has the sole and exclusive responsibility for the management of each Fund's portfolio and the making and execution of all investment decisions for such Fund subject to the objectives and investment policies and restrictions of the Funds and subject to the supervision of the Company's Board of Directors. However, Marquette is authorized to retain a sub-adviser to assist in furnishing investment advice to the Company. Marquette is responsible for monitoring compliance by such sub-adviser with the investment policies and restrictions of the respective Funds and with such other limitations or directions as the Board of Directors of the Company may from time to time prescribe. The investment adviser furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Funds.

         Each Fund pays a monthly investment advisory and management fee equivalent on an annual basis to .20%of the average daily net assets subject to a performance adjustment +/- .15%. For the fiscal period from March 27, 1996 (commencement of operations) to October 31, 1996, Intermediate Duration Portfolio and Core Portfolio paid $36,234 and $40,795, respectively, in investment advisory fees. There was no performance adjustment paid during the fiscal period ended October 31, 1996.

         The Investment Advisory Agreement continues from year to year only if approved annually (a) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of each Fund and (b) by vote of a majority of Directors of the Company who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the Company's disinterested directors), unless the 1940 Act requires that any such amendment must be submitted for approval by the shareholders and that all proposed assignments of such agreement are subject to approval by the Company's Board of Directors (unless the 1940 Act otherwise requires shareholder approval thereof).


THE SUB-ADVISER


         Voyageur Fund Managers, Inc. ("VFM") acts as the sub-adviser to the Funds pursuant to a Sub-Advisory Agreement with Marquette. Under the Sub-Advisory Agreement, VFM provides the Funds with investment advice and portfolio management. The Sub-Advisory Agreement requires VFM, among other things, to report to Marquette or the Board of Directors regularly at such times and in such detail as Marquette or the Board of Directors may from time to time request in order to permit Marquette and the Board of Directors to determine the adherence of the Funds to their investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires VFM to provide all office space, personnel and facilities necessary and incident to VFM's performance of its services under the Sub-Advisory Agreement.

         The fees paid by Marquette to VFM as sub-adviser for the fiscal period from March 27, 1996 (commencement of operations) through October 1996, were $18,117 and $20,397, respectively, for Intermediate Duration Portfolio and Core Portfolio. Such fees are payable out of the advisory fees received by Marquette for the same period and are not in addition to such amounts.

THE UNDERWRITER

         Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of each Fund's shares. With regard to the Underwriter, Mr. Frank Tonnemaker is the President and a director, Mr. Taft and Ms. Wyatt are each Executive Vice Presidents and directors and Mr. Larsen is Treasurer.

         The Underwriter receives a monthly service fee from each Fund equal, on an annual basis, to .05% of such Fund's average daily basis. For the fiscal period from March 27, 1996 (commencement of operations) to October 31, 1996, Intermediate Duration Portfolio and Core Portfolio paid service fees of $9,058 and $10,199, respectively, to the Underwriter.


ADMINISTRATIVE SERVICES AGREEMENT


         VFM also acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Services Agreement") between VFM and the Company. Pursuant to the Administrative Services Agreement, VFM provides each Fund all dividend disbursing, transfer agency, administrative and accounting services required by such Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of each Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of such Fund's shares or the receipt of redemption requests with respect to such Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(iii) upon such Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of such Fund to be received by each shareholder of such Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash, (iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of such Fund as such Fund may from time to time reasonably request,
(vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of such Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as such Fund and VFM may from time to time agree upon. Pursuant to the Administrative Services Agreement, VFM also provides such regulatory reporting and compliance related services and tasks for the Company or the Funds as the Company may reasonably request.

         As compensation for these services, each Fund pays VFM a monthly fee equivalent on an annual basis to .10% of each Fund's average daily net assets. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreements, each Fund's net assets equal its total assets minus its total liabilities. Each Fund also reimburses VFM for its out-of-pocket expenses in connection with VFM's provision of services under such Fund's Administrative Services Agreement. For the period from March 27, 1996 (commencement of operations) to October 31, 1996, Intermediate Duration Portfolio and Core Portfolio paid $18,118 and $20,397, respectively, in administrative services fees.


         The Administrative Services Agreement is renewable from year to year if the Company's directors (including a majority of the Company's disinterested directors) approve the continuance of the Agreement. The Company or VFM can terminate the Administrative Services Agreement on 60 days' notice to the other party. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the disinterested directors) and that all proposed assignments of such Agreement are subject to approval by the Company's Board of Directors.

EXPENSES OF THE FUNDS


         Marquette, VFM and the Underwriter reserve the right to voluntarily waive their fees in whole or part and/or to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, will be in their sole discretion and may be lifted or reinstated at any time.

         All costs and expenses (other than those specifically referred to as being borne by Marquette, VFM or the Underwriter) incurred in the operation of each Fund are borne by such Fund. These expenses include, among others, fees of the directors who are not employees of the investment adviser or sub-adviser or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with such Fund), expenses of printing and mailing stock certificates representing shares of such Fund, association membership dues, charges of such Fund's custodian, and bookkeeping, auditing and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.


PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         As the Funds' portfolios are composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of a Fund, such Fund's investment adviser or sub-adviser seeks the most favorable net price consistent with the best execution. However, frequently, such investment adviser or sub-adviser selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of the investment adviser or sub-adviser to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both. No brokerage commissions are expected to be paid by the Funds.

         Decisions with respect to placement of a Fund's portfolio transactions are made by such Fund's investment adviser or sub-adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for such Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to the investment adviser or sub-adviser. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the investment adviser or sub-adviser to supplement its own investment research activities and enables the investment adviser or sub-adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for a Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to an investment adviser or sub-adviser, such investment adviser or sub-adviser receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.


         The Funds' investment adviser and sub-adviser have not entered into any formal or informal agreements with any broker-dealers, nor do they maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the investment adviser or sub-adviser, except as noted below. However, the investment adviser and sub-adviser each maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of a Fund's business, in order to encourage certain broker-dealers to provide the investment adviser or sub-adviser with research services which the investment adviser or sub-adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The investment adviser and sub-adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the investment adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the investment adviser's or sub-adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

         The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with the investment adviser or sub-adviser, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, the investment adviser or sub-adviser will authorize the respective Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the investment adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the investment adviser's or sub-adviser's overall responsibilities with respect to the Funds. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

         In determining the commissions to be paid to a broker-dealer affiliated with the investment adviser or sub-adviser, it is the policy of the Funds that such commissions will, in the judgment of the investment adviser or sub-adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While each Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors of the Funds, particularly those directors who are not interested persons of the Funds.


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Company's directors may determine, the investment adviser and sub-adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.



                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of Fund shares, which is equal to the net asset value per share, is summarized in the Prospectus. The portfolio securities in which the Funds invest fluctuate in value and hence the net asset value per share of each Fund also fluctuates. The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.


         The portfolio securities in which each Fund invests fluctuate in value and hence the net asset value per share of the Fund also fluctuates. On October 31, 1996, the net asst value per share for each Fund was calculated as follows:

         INTERMEDIATE DURATION PORTFOLIO

         Net Assets ($30,711,741)        =   Net Asset Value Per Share ($10.02)
         ------------------------------
         Shares Outstanding (3,066,213)

         CORE PORTFOLIO

         Net Assets ($41,034,578)        =   Net Asset Value Per Share ($10.04)
         ------------------------------
         Shares Outstanding (4,089,020)



                                      TAXES

GENERAL INFORMATION

         To qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company, each Fund must, among other things: (a) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid); (b) derive less than 30% of its annual gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term gains) for the 12-month period ending on October 31 of such year. For purposes of this requirement, any income with respect to which a Fund has paid corporate income tax is deemed to have been distributed. Each Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding. It is expected that dividends paid by the Funds will not be eligible for the 70% deduction for dividends received by corporations because the Funds' income will not consist of dividends paid by U.S. corporations.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.


                             PERFORMANCE COMPARISONS


         Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return," "cumulative total return" and "current distribution rate." These amounts are calculated as described below.


YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:


         YIELD = 2[(a&b OVER cd %1) SUP6 & 1]


Where:        a   =    dividends and interest earned during the period;
              b   =    expenses accrued for the period (net of reimbursements);
              c   =    the average daily number of shares outstanding during
                       the period that were entitled to receive dividends; and
              d   =    the maximum offering price per share on the last day of
                       the period.


         The 30-day yields as of October 31, 1996 for Intermediate Duration Portfolio and Core Portfolio were 6.46% and 5.84%, respectively.


AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


         P (1 % T)SUP n = ERV

Where:        P   =    a hypothetical initial payment of $1,000;
              T   =    average annual total return;
              n   =    number of years; and
              ERV =    ending redeemable value at the end of the period of a
                       hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


         The average annual returns for the Funds from inception (March 27, 1996) to October 31, 1996 were 3.65% and 4.25%, respectively, for Intermediate Duration Portfolio and Core Portfolio.


CUMULATIVE TOTAL RETURN

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


         CTR = (ERV & P OVER P) 100

Where:        CTR  =    Cumulative total return;
              ERV  =    ending  redeemable  value at the end of the  period  of
                        a hypothetical $1,000 payment made at the beginning of
                        such period; and
              P    =    initial payment of $1,000.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


         The cumulative total returns for the Funds from inception (March 27, 1996) to October 31, 1996 were 3.65% and 4.25%, respectively, for Intermediate Duration Portfolio and Core Portfolio.


DISTRIBUTION RATE

         A Fund's current distribution rate as of a specified date is calculated by determining the amount of distributions that would have been paid over the twelve-month period ending on such date to the holder of one hypothetical Fund share purchased at the beginning of such period, and dividing such amount by the current offering price per share.


         As of October 31, 1996, the Funds did not have twelve months of operations, and thus, no distribution rates were available.


PERFORMANCE COMPARISONS

         Comparative performance information may be used from time to time in advertising each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other entities or organizations which track the performance of investment companies. Each Fund's performance also may be compared to the performance of its Comparison Index, if any, as described in the Prospectus, and to the performance of the following additional unmanaged indices: Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses.


                                   REDEMPTIONS

         Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         A signature guarantee is required if a redemption: (1) exceeds $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) is to be paid to someone other than the registered shareholder or (3) is to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact the Underwriter for instructions as to what institutions constitute eligible signature guarantors. The Underwriter may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Underwriter to subject a Fund to an unusual degree of risk.


                               ADDITIONAL INFORMATION


         The following persons owned of record or beneficially more than 5% of the shares of Core Portfolio as of February 10, 1997: Marquette Bank Rochester, P.O. Box 4800, Rochester, MN 55903(5.24%); Marquette Bank NA, 1650 W 82nd Street, Bloomington, MN 55431 (16.10%); First Bank of Texas, P.O. Box 100, Denton, TX 76202 (5.66%); National City Bank Trustee, FBO North Country Health Services, P.O. Box 1919, Minneapolis, MN 55480 (7.21%); and IBM Mid America Employees Federal Credit Union, 4001 West River Parkway, Rochester, MN 55901 (26.27%). The following person owned of record or beneficially more than 5% of the shares of Intermediate Duration Portfolio as of February 10, 1997: Marquette Bank Rochester, P.O. Box 4800, Rochester, MN 55903 (7.86%).


COUNSEL; INDEPENDENT AUDITORS

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as general counsel for the Funds.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors.


FINANCIAL STATEMENTS

         The audited financial statements of the Funds as of October 31, 1996, as set forth in the Funds' Annual Report, are incorporated by reference into this Statement of Additional Information. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.


SHAREHOLDER MEETINGS

         The Company is not required under Minnesota law or under the Company's Articles of Incorporation to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota law and the Company's Articles of Incorporation provide for the Board of Directors to convene shareholder meetings when it deems appropriate. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

LIMITATION OF DIRECTOR LIABILITY


         Under Minnesota law, each director of the Company owes certain fiduciary duties to each Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota corporations are authorized to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of each of the Funds limits the liability of such Funds' directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).


         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

ORGANIZATION AND CAPITALIZATION OF THE FUNDS

         Each Fund has a fiscal year end of October 31.


         As described in the text of the Prospectus following the caption "General Information," shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing directors, except insofar as elections are required under the 1940 Act in the event that (i) less than a majority of the directors have been elected by shareholders, or (ii) if, as a result of a vacancy, less than two-thirds of the directors have been elected by the shareholders, the vacancy will be filled only by a vote of the shareholders.

         The shares of the Funds constitute separate series of the parent entity Voyageur Funds, Inc. (the "Company"), a Minnesota corporation, which currently offers its shares in three series. Voyageur U.S. Government Securities Fund currently is the only other series of the Company. All shares of each series are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Company's Board is empowered to issue other series of common stock without shareholder approval.

         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, all shares of the corporation vote together as one series of such corporation. On an issue affecting only a particular series, the shares of the affected series vote as a separate series. One such example would be a fundamental investment restriction pertaining to only one series. Another example is the voting on the Investment Advisory Agreements.


         The assets received by the corporation for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the corporation or trust. Any general expenses of the corporation not readily identifiable as belonging to a particular series shall be allocated among the series, based upon the relative net assets of the series at the time such expenses were accrued.





                                     PART C
                              VOYAGEUR FUNDS, INC.
                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


        (a) Financial statements as filed with the Securities and Exchange Commission on December 30, 1996 are hereby incorporated by reference.


        (b)  Exhibits:

             1.1 Amended and Restated Articles of Incorporation, dated November 22, 1993, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             1.2 Certificate of Designation of Class A, Class B and Class Y Common Shares of Series A dated May 17, 1994, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             1.3 Certificate of Designation of Class C of Series A dated August 30, 1994, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             1.4 Articles of Correction dated July 27, 1994 to the Amended and Restated Articles of Incorporation filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             1.5 Certificate of Designation of Series B, C, and D Common Shares dated March 8, 1996, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             2. Bylaws as amended October 24, 1995, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 18 to Form N-1A on January 3, 1996 and incorporated herein by reference.


             3.     Voting Trust Agreement. Not Applicable.


             4. Specimen copy of share certificate filed as an Exhibit to the Registrant's Post-Effective Amendment No. 18 to Form N-1A on January 3, 1996 and incorporated herein by reference.

             5.1 Investment Advisory Agreement between the Registrant and Voyageur Fund Managers, Inc., dated November 1, 1993, filed as an Exhibit to Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             5.2 Investment Advisory Agreement between the Registrant and Marquette Trust Company dated March 20, 1996, filed as an Exhibit to Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             5.3 Investment Sub-Advisory Agreement between the Registrant and Voyageur Fund Managers, Inc. filed as an Exhibit to Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.







             6.1. Distribution Agreement between the Registrant and Voyageur U.S. Government Securities Fund, a series of the Registrant, dated September 1, 1994, filed as an Exhibit to Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             6.2 Distribution Agreement between the Registrant and VFI Intermediate Duration Portfolio and VFI Core Portfolio, two separate series of the Registrant dated March 20, 1996, filed as an Exhibit to Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             6.3 Form of Dealer Sales Agreement filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             6.4 Form of Bank Agreement filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.


             7.     Bonus, Profit Sharing, or Pension Plans. None


             8.1 Custodian Agreement between the Registrant and Norwest Bank Minnesota N.A. dated April 20, 1992, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             8.2 Custodian Agreement between the Registrant and Marquette Trust Company dated March 20, 1996, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             9.1 Administrative Services Agreement dated October 24, 1994, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             9.2 Service Plan for VFI Intermediate Duration Portfolio and VFI Core Portfolio two separate series of the Registrant dated March 20, 1996, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             10.1 Opinion and Consent of Dorsey & Whitney, dated October 14, 1987, filed as an Exhibit to Registrant's Post-Effective Amendment No. 21 to Form N-1A on October 28, 1996, and incorporated herein by reference.

             10.2 Opinion and Consent of Dorsey & Whitney with respect to Classes A, B and C, and Institutional Class Shares of Series A, filed as an Exhibit to Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995, File Nos. 33-16270 and 811-5267, and incorporated herein by reference.

             10.3 Opinion and Consent of Dorsey & Whitney LLP with respect to Series B, C and D filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.

             11.    Consent of KPMG Peat Marwick LLP filed as an Exhibit hereto.


             12.    Not Applicable.


             13. Letter of Investment Intent dated October 2, 1987, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 to Form N-1A on March 15, 1996 and incorporated herein by reference.


             14.    Copy of prototype defined contribution plan.  Not
                    Applicable.


             15. Plan pursuant to Rule 12b-1 adopted under the Investment Company Act of 1940 filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 to Form N-1A on October 31, 1995 and incorporated herein by reference.

             16.1 Schedule for Computation of Performance Data of Voyageur U.S. Government Securities Fund, a separate series of the Fund - Classes A, B and C, and Institutional Shares filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to Form N-1A on October 28, 1996 and incorporated herein by reference.

             17.1 Power of Attorney filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Form N-1A on October 31, 1995 and incorporated herein by reference.

             18. Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 dated December 29, 1995, filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to Form N-1A on October 28, 1996 and incorporated herein by reference.


Item 25.  Persons Controlled by or Under Common Control with Registrant

             Voyageur serves as investment manager to the following closed-end and open-end management investment companies:

                      CLOSED-END INVESTMENT COMPANIES
             Voyageur Arizona Municipal Income Fund, Inc.
             Voyageur Colorado Insured Municipal Income Fund, Inc. Voyageur Florida Insured Municipal Income Fund
             Voyageur Minnesota Municipal Income Fund, Inc.
             Voyageur Minnesota Municipal Income Fund  II, Inc.
             Voyageur Minnesota Municipal Income Fund  III, Inc.


                      OPEN-END INVESTMENT COMPANIES AND SERIES THEREOF
             Voyageur Funds, Inc.
                      Voyageur U.S. Government Securities Fund
                      Voyageur Financial Institutions Intermediate Duration
                        Portfolio
                      Voyageur Financial Institutions Core Portfolio
             Voyageur Insured Funds, Inc.
                      Voyageur Minnesota Insured Fund
                      Voyageur Arizona Insured Tax Free Fund
                      Voyageur National Insured Tax Free Fund
                      Voyageur Colorado Insured Tax Free Fund
             Voyageur Intermediate Tax Free Funds, Inc.
                      Voyageur Minnesota Limited Term Tax Free Fund Voyageur National Limited Term Tax Free Fund
                      Voyageur Arizona Limited Term Tax Free Fund
                      Voyageur Colorado Limited Term Tax Free Fund
                      Voyageur California Limited Term Tax Free Fund
             Voyageur Investment Trust
                      Voyageur California Insured Tax Free Fund
                      Voyageur Florida Insured Tax Free Fund
                      Voyageur Kansas Tax Free Fund
                      Voyageur Missouri Insured Tax Free Fund
                      Voyageur New Mexico Tax Free Fund
                      Voyageur Oregon Insured Tax Free Fund
                      Voyageur Utah Tax Free Fund
                      Voyageur Washington Insured Tax Free Fund
                      Voyageur Florida Tax Free Fund
             Voyageur Investment Trust II
                      Voyageur Florida Limited Term Tax Free Fund
             Voyageur Tax Free Funds, Inc.
                      Voyageur Minnesota Tax Free Fund
                      Voyageur North Dakota Tax Free Fund
             Voyageur Mutual Funds, Inc.
                      Voyageur Iowa Tax Free Fund
                      Voyageur Wisconsin Tax Free Fund
                      Voyageur Idaho Tax Free Fund
                      Voyageur Arizona Tax Free Fund
                      Voyageur California Tax Free Fund
                      Voyageur National Tax Free Fund
                      Voyageur Minnesota High Yield Municipal Bond Fund Voyageur New York Tax Free Fund
                      Voyageur National High Yield Municipal Bond Fund
             Voyageur Mutual Funds II, Inc.
                      Voyageur Colorado Tax Free Fund
             Voyageur Mutual Funds III, Inc.
                      Voyageur Growth Stock Fund
                      Voyageur International Equity Fund
                      Voyageur Aggressive Growth Fund
                      Voyageur Growth and Income Fund
                      Voyageur Tax Efficient Equity Fund
             VAM Institutional Funds, Inc.
                      VAM Global Fixed Income Fund
                      VAM Short Duration Government Agency Fund
                      VAM Intermediate Duration Government Agency Fund
                      VAM Government Mortgage Fund
                      VAM Short Duration Total Return Fund
                      VAM Intermediate Duration Total Return Fund
                      VAM Intermediate Duration Municipal Fund


Item 26.  Number of Holders of Securities


             The number of holders of shares of the Registrant as of January 31, 1997 were:

               Title of Class                    Number of Record Holders
               --------------                    ------------------------

Series A     Common shares,
                 par value $.01 per share:
                 Class A                                  2,395
                 Class B                                     72
                 Class C                                     10
                 Institutional Class                        148

Series C     Common shares,
                 par value $.01 per share:                   27
Series D     Common shares,
                 par value $.01 per share:                   28


Item 27.  Indemnification

             The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

             The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

             In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification has: (a) not received indemnification for the same conduct from any other party or organization; (b)acted in good faith; (c) received no improper personal benefit;
(d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful; (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and
(i) of the Investment Company Act of 1940).

             If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 28.  Business and Other Connections of Investment Adviser

             The name and principal occupations(s) during the past two fiscal years of each director and executive officer of the Adviser are set forth below. The business address of each is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

NAME AND ADDRESS            POSITION WITH ADVISER          PRINCIPAL OCCUPATION(S)
----------------            ---------------------          -----------------------


Michael E. Dougherty        Chairman                       Chairman of the Board, President and Chief Executive
                                                           Officer of Dougherty Financial Group, Inc. ("DFG") and
                                                           Chairman of Voyageur, the Underwriter and Dougherty
                                                           Dawkins, Inc. ("DDI").

John G. Taft                Director and President         See biographical information in Part B of the
                                                           Registration Statement.


Jane M. Wyatt               Director and Chief             See biographical information in Part B of the
                            Investment Officer             Registration Statement.

Edward J. Kohler            Director and Executive         Director and Executive Vice President of the
                              Vice President               Adviser and Director of the Underwriter since 1995;
                                                           previously, President and Director of Piper Capital
                                                           Management Incorporated from 1985 to 1995.

Frank C. Tonnemaker         Director and Executive         Director of Voyageur and the Underwriter
                               Vice President              since 1993; Executive Vice President of Voyageur since
                                                           1994; Vice President of  Voyageur from 1990 to 1994.


Thomas J. Abood             General Counsel                See biographical information in Part B of the
                                                           Registration Statement.


Kenneth R. Larsen           Treasurer                      See biographical information in Part B of the
                                                           Registration Statement.


Steven B. Johansen          Secretary and Chief            Secretary of DFG, the Underwriter and DDI;
                            Financial Officer              Chief Financial Officer of DFG, the Underwriter
                                                           and DDI since 1995; previously, Treasurer of
                                                           DFG and DDI from 1990 to 1995.


             Information on the business of Registrant's Adviser is contained in the section of the Prospectus entitled "Management" and in the section of the Statement of Additional Information entitled "The Investment Adviser and Underwriter" filed as part of this Registration Statement.

Item 29.  Principal Underwriters

             (a) Voyageur Fund Distributors, Inc., the underwriter of the Registrant's shares, is principal underwriter for the shares of Voyageur Tax Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc. and VAM Institutional Funds, Inc., affiliated open-end management investment companies.

             (b) The directors of the Underwriter are the same as the directors of the Adviser as set forth above in Item 28. The executive officers of the Underwriter and the positions of these individuals with respect to the Registrant are:

                            POSITIONS AND OFFICES             POSITIONS AND OFFICES
NAME                           WITH UNDERWRITER                  WITH REGISTRANT
----                        ---------------------             ---------------------
Michael E. Dougherty        Chairman                          None
Frank C. Tonnemaker         President and Director            None
John G. Taft                Executive Vice President          President
                              and Director
Edward J. Kohler            Executive Vice President          None
                              and Director
Jane M. Wyatt               Executive Vice President          Executive Vice President
                              and Director
Steven B. Johansen          Secretary and Chief Financial     None
                              Officer
Kenneth R. Larsen           Treasurer                         Treasurer
Thomas J. Abood             Senior Vice President and         Secretary
                              General Counsel

The address of each of the executive officers is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

             (c)  Not applicable.

Item 30.  Location of Accounts and Records

             The custodian for Registrant is Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402. The dividend disbursing, administrative and accounting services agent of Registrant is Voyageur Fund Managers, Inc. The address of Voyageur Fund Managers, Inc. and the Registrant is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

Item 31.  Management Services

             Not applicable.

Item 32.  Undertakings

             (a)  Not applicable.

             (b)  Not applicable.

             (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of February 1997.


                                           VOYAGEUR FUNDS, INC.



                                           By /s/ John G. Taft
                                              --------------------------------
                                              John G. Taft, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                             Title                    Date
---------                             -----                    ----


/s/ John G. Taft             President (Principal              February 28, 1997
-------------------------    Executive Officer)
John G. Taft


/s/ Kenneth R. Larsen        Treasurer (Principal Financial    February 28, 1997
-------------------------    and Accounting Officer)
Kenneth R. Larsen



James W. Nelson*             Director

Clarence G. Frame*           Director

Robert J. Odegard*           Director

Richard F. McNamara*         Director

Thomas F. Madison*           Director





/s/ Thomas J. Abood          Attorney-in-Fact                  February 28, 1997
 ------------------------
Thomas J. Abood
(Pursuant to a Power of Attorney dated January 24, 1995)